     As filed with the Securities and Exchange Commission on April 30, 2002
                                                       1933 Act File No. 2-79141

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM N-3
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 30

                          MONEY MARKET VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                   Sun Life Assurance Company of Canada (U.S.)
                           (Name of Insurance Company)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181 (617) 237-6030
          (Address of Insurance Company's Principal Executive Offices)

           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

|X| immediately upon filing pursuant to paragraph (b)
|_| on [DATE] pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|_| on [DATE] pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [DATE] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                     MONEY MARKET VARIABLE ACCOUNT ("MMVA")
                      HIGH YIELD VARIABLE ACCOUNT ("HYVA")
                 CAPITAL APPRECIATION VARIABLE ACCOUNT ("CAVA")
                 GOVERNMENT SECURITIES VARIABLE ACCOUNT ("GSVA")
                  GLOBAL GOVERNMENTS VARIABLE ACCOUNT ("GGVA")
                     TOTAL RETURN VARIABLE ACCOUNT ("TRVA")
                    MANAGED SECTORS VARIABLE ACCOUNT ("MSVA")


                              CROSS REFERENCE SHEET


           (Pursuant to Rule 495(a) under The Securities Act of 1933)


    ITEM IN                                                     LOCATION IN
FORM N-3, PART A                                            PROSPECTUS; CAPTION
 1     Cover Page                                           Cover Page

 2     Definitions                                          Definitions

 3     Synopsis                                             Synopsis: Expense Summary

 4     Condensed Financial Information                      Condensed Financial Information

 5     General Description of Registrant                    A Word about the Company and the
        and Insurance Company                                Variable Accounts

 6     Management                                           Management of the Variable Accounts

 7     Deductions and Expenses                              Contract Charges

 8     General Description of Variable                      Purchase Payments and Contract Values during
        Annuity Contracts                                    Accumulation Period; Other Contractual
                                                             Provisions

 9     Annuity Period                                       Annuity Provisions

10     Death Benefit                                        Death Benefit


    ITEM IN                                                     LOCATION IN
FORM N-3, PART A                                            PROSPECTUS; CAPTION
11     Purchases and Contract Value                         Purchase Payments and Contract Values during
                                                             Accumulation Period

12     Redemptions                                          Cash Withdrawals

13     Taxes                                                Federal Tax Status

14     Legal Proceedings                                    Legal Proceedings

15     Table of Contents of the Statement                   Table of Contents for Statement of Additional
        of Additional Information                            Information

   ITEM IN                                                     LOCATION IN STATEMENT OF
FORM N-3, PART B                                            ADDITIONAL INFORMATION; CAPTION
16     Cover Page                                           Cover Page

17     Table of Contents                                    Table of Contents

18     General Information and History                      General Information

19     Investment Objectives and Policies                   The Variable Accounts' Investment Objectives,
                                                             Policies and Restrictions; A Word about the
                                                             Company and the Variable Accounts*

20     Management                                           Management of the Variable Accounts

21     Investment Advisory and Other                        Management of the Variable Accounts
       Services

22     Brokerage Allocation                                 Management of the Variable Accounts

23     Purchase and Pricing of Securities                   Purchase Payments and Contract Values during
        being Offered                                        Accumulation Period*

24     Underwriters                                         Distribution of the Contracts

25     Calculation of Performance Data                      Not Applicable

26     Annuity Payments                                     Annuity Provisions

27     Financial Statements                                 Accountants and Financial Statements

-------------------------
*    In the Prospectus

[COMPASS 2 LOGO]

PROSPECTUS


MAY 1, 2002


COMBINATION FIXED/VARIABLE ANNUITY FOR PERSONAL AND QUALIFIED RETIREMENT PLANS

ISSUED IN CONNECTION WITH
- MONEY MARKET VARIABLE ACCOUNT
- HIGH YIELD VARIABLE ACCOUNT
- CAPITAL APPRECIATION VARIABLE ACCOUNT
- GOVERNMENT SECURITIES VARIABLE ACCOUNT
- GLOBAL GOVERNMENTS VARIABLE ACCOUNT
- TOTAL RETURN VARIABLE ACCOUNT
- MANAGED SECTORS VARIABLE ACCOUNT

ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Annuity Service Mailing Address:
c/o Sun Life Retirement Products and Services Division

P.O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free Telephone: (800) 752-7215


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110-2875

AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


CO2US-1 5/02 3.5M

                                                                      PROSPECTUS

                                                                     MAY 1, 2002


                                    COMPASS 2

     Sun Life Assurance Company of Canada (U.S.) ("we" or the "Company") and the variable accounts of the Company identified below offer the individual flexible payment deferred annuity contracts described in this Prospectus (the "Contracts").

     You may choose among seven variable investment options and a fixed account option. The variable options are the following variable accounts of the Company (the "Variable Accounts"), each of which is advised by our affiliate, Massachusetts Financial Services Company ("MFS"):

Money Market Variable Account ("MMVA")
High Yield Variable Account ("HYVA")
Capital Appreciation Variable Account ("CAVA")
Government Securities Variable Account ("GSVA")
Global Governments Variable Account ("GGVA")
Total Return Variable Account ("TRVA")
Managed Sectors Variable Account ("MSVA")

     The fixed account option pays interest at a guaranteed fixed rate.


     PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE VARIABLE ACCOUNTS.

     We have filed a Statement of Additional Information dated May 1, 2002 (the "SAI") with the Securities and Exchange Commission (the "SEC"). The SAI is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 40 of this Prospectus. You may obtain a copy of the SAI without charge by writing to our Annuity Service Mailing Address, c/o Sun Life Assurance Company of Canada (U.S.) Retirement Products and Services, P.O. Box 9133, Wellesley Hills, MA 02481 or by telephoning us at (800) 752-7215. In addition, the SEC maintains a website (http//:www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.


     THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALTHOUGH MMVA SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN MMVA.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:


     ANNUITY SERVICE MAILING ADDRESS, C/O SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) RETIREMENT PRODUCTS AND SERVICES, P.O. BOX 9133, WELLESLEY HILLS, MA 02481

                                TABLE OF CONTENTS

                                                                             PAGE
Definitions                                                                    2
Synopsis                                                                       3
Expense Summary                                                                4
Condensed Financial Information                                                5
Financial Statements                                                           9
A Word About the Company and the Variable Accounts                             9
Management of the Variable Accounts                                           27
Purchase Payments and Contract Values During Accumulation Period              27
Cash Withdrawals                                                              30
Death Benefit                                                                 31
Contract Charges                                                              32
Annuity Provisions                                                            34
Other Contract Provisions                                                     36
Federal Tax Status                                                            37
Distribution of the Contracts                                                 39
Legal Proceedings                                                             39
Owner Inquiries                                                               39
Table of Contents for Statement of Additional Information                     40
Appendix A--Investment Techniques and Practices                              A-1

                                   DEFINITIONS

     The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

     The terms "we" and "the Company" will be used to refer to Sun Life Assurance Company of Canada (U.S.). We will use the term "you" to refer to the Owner of the Contract.

ACCUMULATION ACCOUNT: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

ACCUMULATION PERIOD: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Period will also terminate when you surrender your Contract.

ACCUMULATION UNIT: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

ANNUITANT: The person or persons named in the Contract and on whose life the first annuity payment is to be made. You may name a Co-Annuitant only if both
(1) yours is a Non-Qualified Contract and (2) you are not the Annuitant. If you properly name a Co-Annuitant, all Contract provisions based on the death of the Annuitant (such as the death benefit provision) will be based on the date of death of the last surviving Annuitant or Co-Annuitant. Furthermore, if you have properly named a Co-Annuitant, you may choose one of them to become the sole Annuitant on the Annuity Commencement Date, for the purpose of calculating and paying annuity benefits. If you do not make this choice at least 30 days before the Annuity Commencement Date, and both the Annuitant and Co-Annuitant are living on the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which we are to make the first annuity payment.

ANNUITY UNIT: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

BENEFICIARY: The person who has the right to the death benefit set forth in the Contract.

COMPANY: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as "we").

CONTRACT YEARS AND CONTRACT ANNIVERSARIES: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

FIXED ACCOUNT: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ANNUITY: An annuity with payments that do not vary as to dollar amount.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as "you".

PAYEE: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

PURCHASE PAYMENT (PAYMENT): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

VALUATION PERIOD: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

VARIABLE ANNUITY: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Variable Accounts.

WE: Sun Life Assurance Company of Canada (U.S.).

YOU: The Owner of the Contract.

                                    SYNOPSIS

     You may allocate Purchase Payments to the Variable Accounts or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 27). During the Accumulation Period you may, without charge, transfer amounts among the Variable Accounts and between the Variable Accounts and the Fixed Account, subject to certain conditions (see "Transfers" on page
29).

     We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge of 5%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for five years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see "Cash Withdrawals" and "Withdrawal Charges" on pages 30 and 33, respectively).

     Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see "Federal Tax Status" on page 37).

     If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see "Death Benefit" on page 31).

     On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $25. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see "Contract Maintenance Charge" on page 32).

     We also deduct a mortality and expense risk charge equal to an annual rate of 1.30% of the daily net assets of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account and Government Securities Variable Account attributable to the Contracts and 1.25% of the daily net assets of Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account attributable to the Contracts (see "Mortality and Expense Risk Charge" on page 32).


     We also make a deduction from the Variable Accounts for the investment management fees payable to the investment adviser of the Variable Accounts, Massachusetts Financial Services Company ("MFS" or the "Adviser"). These fees are based on the average daily net assets of each Variable Account (see "Management of the Variable Accounts" and "Investment Management Fees" on pages 27 and 33, respectively). Other operating expenses, such as auditing, legal and printing fees, are also deducted from the Variable Accounts.


     We will deduct a charge for premium taxes payable to any governmental entity (see "Premium Taxes" on page 34).

     Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 34).

     If you are not satisfied with the Contract, you may return it to us at our Annuity Service Mailing Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract's Accumulation Account at the end of the Valuation Period during which we received the returned Contract. However, if applicable state or federal law requires, we will refund the full amount of all Purchase payments you have made.

                                 EXPENSE SUMMARY

     The purpose of the following table and Example is to help you understand the costs and expenses that you will bear, directly and indirectly, under a Contract. The table reflects expenses of the Variable Accounts attributable to the Contracts. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus. In addition to the expenses listed below, premium taxes may be applicable.


                                        MONEY     HIGH       CAPITAL     GOVERNMENT    TOTAL     GLOBAL      MANAGED
                                       MARKET     YIELD   APPRECIATION   SECURITIES   RETURN   GOVERNMENTS   SECTORS
                                      VARIABLE  VARIABLE    VARIABLE      VARIABLE   VARIABLE   VARIABLE     VARIABLE
CONTRACT OWNER TRANSACTION EXPENSES    ACCOUNT   ACCOUNT     ACCOUNT       ACCOUNT    ACCOUNT    ACCOUNT     ACCOUNT
-----------------------------------   --------  --------  ------------  -----------  --------  -----------  ---------
Sales Load Imposed on Purchases          0         0           0            0          0           0           0
Deferred Sales Load (as a
   percentage of Purchase Payments
   withdrawn)(1)
   Years Payment in Account
    0-5                                  5%        5%          5%           5%         5%          5%          5%
    more than 5                          0%        0%          0%           0%         0%          0%          0%
Exchange Fee                             0         0           0            0          0           0           0

ANNUAL CONTRACT FEE                   ----------------------------------$25 per Contract-----------------------------
-------------------

                                        4

                                       MONEY     HIGH        CAPITAL     GOVERNMENT   TOTAL     GLOBAL      MANAGED
                                       MARKET    YIELD     APPRECIATION  SECURITIES  RETURN   GOVERNMENTS   SECTORS
                                      VARIABLE  VARIABLE    VARIABLE      VARIABLE   VARIABLE   VARIABLE    VARIABLE
CONTRACT OWNER TRANSACTION EXPENSES   ACCOUNT   ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT    ACCOUNT     ACCOUNT
-----------------------------------   --------  --------  ------------  -----------  --------  -----------  ---------
ANNUAL EXPENSES
(as a percentage of average net
  assets)
Management Fees                        0.50%     0.75%       0.74%        0.55%       0.75%       0.75%       0.75%
Mortality and Expense Risk Fees        1.30%     1.30%       1.30%        1.30%       1.25%       1.25%       1.25%
Other Expenses                         0.15%     0.15%       0.05%        0.11%       0.10%       0.53%       0.13%
Total Annual Expenses(2)               1.95%     2.20%       2.09%        1.96%       2.10%       2.53%       2.13%


----------
(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge.

(2) The Variable Accounts have an offset arrangement which reduces the Variable Account's custodian fee based upon the amount of cash maintained by the Variable Account with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Variable Account's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, the "Total Annual Expenses" would have been:


                         HIGH                  CAPITAL                    MANAGED
                         YIELD              APPRECIATION                  SECTORS
                       VARIABLE               VARIABLE                   VARIABLE
                        ACCOUNT                ACCOUNT                    ACCOUNT
                       --------             ------------                 --------
                         2.19%                  2.08%                      2.12%


                                     EXAMPLE

     If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                        1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                        ------         -------       --------    --------
Money Market Variable Account                            $65            $106          $150         $227
High Yield Variable Account                               67             114           163          253
Capital Appreciation Variable Account                     66             110           157          242
Government Securities Variable Account                    65             107           151          229
Global Governments Variable Account                       71             124           180          287
Managed Sectors Variable Account                          67             112           159          246
Total Return Variable Account                             66             111           158          243


     If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                        1 YEAR         3 YEARS       5 YEARS     10 YEARS
                                                        ------         -------       -------     --------
Money Market Variable Account                            $20             $61          $105         $227
High Yield Variable Account                               22              69           118          253
Capital Appreciation Variable Account                     21              65           112          242
Government Securities Variable Account                    20              62           106          229
Global Governments Variable Account                       26              79           135          287
Managed Sectors Variable Account                          22              67           114          246
Total Return Variable Account                             21              66           113          243


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                CONDENSED FINANCIAL INFORMATION--PER ACCUMULATION
                         UNIT INCOME AND CAPITAL CHANGES

     The following information should be read in conjunction with the financial statements included in the Variable Accounts' Annual Report to Contract Owners which is incorporated by reference into the SAI. The financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants.

                             PER UNIT AND OTHER DATA


                                                                                CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                                     ----------------------------------------------------------
                                                                                                COMPASS 2
                                                                     ----------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                         2001         2000        1999        1998       1997
                                                                     -----------   ----------   ---------   --------   --------
PER UNIT DATA:*
  Net asset value -- beginning of period                             $     80.58   $    92.24   $   70.43   $  55.39   $  45.41
                                                                     -----------   ----------   ---------   --------   --------
  Investment income                                                  $      0.60   $     0.91   $    0.40   $   0.31   $   0.32
  Expenses                                                                  1.40         1.92        1.52       1.27       1.07
                                                                     -----------   ----------   ---------   --------   --------
   Net investment loss                                               $     (0.80)  $    (1.01)  $   (1.12)  $  (0.96)  $  (0.75)
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (20.33)      (10.65)      22.93      16.00      10.73
                                                                     -----------   ----------   ---------   --------   --------
  Net increase (decrease) in unit value                              $    (21.13)  $   (11.66)  $   21.81   $  15.04   $   9.98
                                                                     -----------   ----------   ---------   --------   --------
  Unit value:
  Net asset value -- end of period                                   $     59.45   $    80.58   $   92.24   $  70.43   $  55.39
                                                                     ===========   ==========   =========   ========   ========
RATIOS (TO AVERAGE NET ASSETS):
Expenses+##                                                                 0.79%        0.76%       0.76%      0.77%      0.77%
  Net investment loss                                                      (1.19)%      (1.08)%     (1.51)%    (1.55)%    (1.45)%
PORTFOLIO TURNOVER                                                           123%         140%         85%        78%        60%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD (000 OMITTED)                 5,340        5,818       6,403      7,447      8,173


  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
  ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.


                                                                               GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                                     ----------------------------------------------------------
                                                                                                COMPASS 2
                                                                     ----------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                         2001         2000         1999       1998       1997
                                                                     -----------   ----------   ---------   --------   --------
PER UNIT DATA:*
  Net asset value -- beginning of period                             $     31.52   $    28.52   $   29.42   $  27.54   $  25.67
                                                                     -----------   ----------   ---------   --------   --------
  Investment income &&                                               $      2.18   $     2.17   $    2.05   $   1.88   $   1.94
  Expenses                                                                  0.66         0.57        0.56       0.55       0.52
                                                                     -----------   ----------   ---------   --------   --------
   Net investment income                                             $      1.52   $     1.60   $    1.49   $   1.33   $   1.42
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                            0.41         1.40       (2.39)      0.55       0.45
                                                                     -----------   ----------   ---------   --------   --------
  Net increase (decrease) in unit value                              $      1.93   $     3.00   $   (0.90)  $   1.88   $   1.87
                                                                     -----------   ----------   ---------   --------   --------
  Unit value:
  Net asset value -- end of period                                   $     33.45   $    31.52   $   28.52   $  29.42   $  27.54
                                                                     ===========   ==========   =========   ========   ========
RATIOS (TO AVERAGE NET ASSETS):
Expenses+##                                                                 0.66%        0.64%       0.63%      0.62%      0.66%
Net investment income &&                                                    4.42%        5.28%       5.06%      4.61%      5.31%
PORTFOLIO TURNOVER                                                            89%          51%         75%       137%       168%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD (000 OMITTED)                 3,043        3,210       4,228      4,751      5,613



&& As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets by 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.
+ Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect reductions from certain expense offset arrangements.

                                                                                    HIGH YIELD VARIABLE ACCOUNT
                                                                     ----------------------------------------------------------
                                                                                              COMPASS 2
                                                                     ----------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                        2001          2000         1999       1998       1997
                                                                     -----------   ----------   ---------   --------   --------
PER UNIT DATA:*
  Net asset value -- beginning of period                             $     29.88   $    33.63   $   31.97   $  32.65   $  29.07
                                                                     -----------   ----------   ---------   --------   --------
  Investment income &&                                               $      3.68   $     3.79   $    3.42   $   3.30   $   3.02
  Expenses                                                                  0.70         0.72        0.73       0.71       0.66
                                                                     -----------   ----------   ---------   --------   --------
   Net investment income                                             $      2.98   $     3.07   $    2.69   $   2.59   $   2.36
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                           (3.89)       (6.82)      (1.03)     (3.27)      1.22
                                                                     -----------   ----------   ---------   --------   --------
  Net increase (decrease) in unit value                              $     (0.91)  $    (3.75)  $    1.66   $  (0.68)  $   3.58
                                                                     -----------   ----------   ---------   --------   --------
  Unit value:
  Net asset value -- end of period                                   $     28.97   $    29.88   $   33.63   $  31.97   $  32.65
                                                                     ===========   ==========   =========   ========   ========
RATIOS (TO AVERAGE NET ASSETS):
Expenses+##                                                                 0.90%        0.89%       0.90%      0.86%      0.86%
Net investment income &&                                                    9.16%        9.00%       7.93%      7.66%      7.47%
PORTFOLIO TURNOVER                                                           103%         109%        153%       174%       164%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD (000 OMITTED)                 2,328        2,677       3,065      3,667      4,424



&& As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.
+ Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect reductions from certain expense offset arrangements.


                                                                                  MANAGED SECTORS VARIABLE ACCOUNT
                                                                     ----------------------------------------------------------
                                                                                              COMPASS 2
                                                                     ----------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                         2001         2000         1999       1998       1997
                                                                     -----------   ----------   ---------   --------   --------
PER UNIT DATA:*
  Net asset value -- beginning of period                             $     72.31   $    92.86   $   50.49   $  45.45   $  36.59
                                                                     -----------   ----------   ---------   --------   --------
  Investment income                                                  $      0.47   $     0.63   $    0.49   $   0.26   $   0.24
  Expenses                                                                  1.18         1.82        1.24       0.99       0.88
                                                                     -----------   ----------   ---------   --------   --------
   Net investment loss                                               $     (0.71)  $    (1.19)  $   (0.75)  $  (0.73)  $  (0.64)
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (25.48)      (19.36)      43.12       5.77       9.50
                                                                     -----------   ----------   ---------   --------   --------
  Net increase (decrease) in unit value                              $    (26.19)  $   (20.55)  $   42.37   $   5.04   $   8.86
                                                                     -----------   ----------   ---------   --------   --------
  Unit value:
  Net asset value -- end of period                                   $     46.12   $    72.31   $   92.86   $  50.49   $  45.45
                                                                     ===========   ==========   =========   ========   ========
RATIOS (TO AVERAGE NET ASSETS):
  Expenses+##                                                               0.88%        0.83%       0.84%      0.84%      0.85%
  Net investment loss                                                      (1.32)%      (1.39)%     (1.30)%    (1.59)%    (1.60)%
PORTFOLIO TURNOVER                                                           295%         447%        417%       159%       103%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD (000 OMITTED)                   573          697         686        681        736


* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                                                                                    MONEY MARKET VARIABLE ACCOUNT
                                                                     ----------------------------------------------------------
                                                                                               COMPASS 2
                                                                     ----------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                         2001         2000        1999        1998       1997
                                                                     -----------   ----------   ---------   --------   --------
PER UNIT DATA:*
  Net asset value -- beginning of period                             $     19.86   $    19.00   $   18.39   $  17.75   $  17.11
                                                                     -----------   ----------   ---------   --------   --------
  Investment income                                                  $      0.95   $     1.23   $    0.96   $   0.99   $   0.96
  Expenses                                                                  0.47         0.37        0.35       0.35       0.32
                                                                     -----------   ----------   ---------   --------   --------
   Net investment income                                             $      0.48   $     0.86   $    0.61   $   0.64   $   0.64
                                                                     -----------   ----------   ---------   --------   --------
  Net increase in unit value                                         $      0.48   $     0.86   $    0.61   $   0.64   $   0.64
                                                                     -----------   ----------   ---------   --------   --------
  Unit value:
  Net asset value -- end of period                                   $     20.34   $    19.86   $   19.00   $  18.39   $  17.75
                                                                     ===========   ==========   =========   ========   ========
RATIOS (TO AVERAGE NET ASSETS):
Expenses+##                                                                 0.65%        0.60%       0.58%      0.59%      0.59%
Net investment income                                                       2.51%        4.45%       3.25%      3.58%      3.56%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD (000 OMITTED)                 1,986        3,304       3,749      4,123      4,639


* Per unit data are based on the average number of units outstanding during each year.
+ Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect reductions from certain expense offset arrangements.


                                                                                      TOTAL RETURN VARIABLE ACCOUNT
                                                                     ----------------------------------------------------------
                                                                                               COMPASS 2
                                                                     ----------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                        2001          2000         1999       1998       1997
                                                                     -----------   ----------   ---------   --------   --------
PER UNIT DATA:*
  Net asset value -- beginning of period                             $     39.13   $    33.73   $   33.25   $  30.16   $  25.04
                                                                     -----------   ----------   ---------   --------   --------
  Investment income &&                                               $      1.51   $     1.46   $    1.37   $   1.39   $   1.37
  Expenses                                                                  0.83         0.73        0.70       0.68       0.61
                                                                     -----------   ----------   ---------   --------   --------
   Net investment income                                             $      0.68   $     0.73   $    0.67   $   0.71   $   0.76
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                           (1.25)        4.67       (0.19)      2.38       4.36
                                                                     -----------   ----------   ---------   --------   --------
  Net increase in unit value                                         $     (0.57)  $     5.40   $    0.48   $   3.09   $   5.12
                                                                     -----------   ----------   ---------   --------   --------
  Unit value:
  Net asset value -- end of period                                   $     38.56   $    39.13   $   33.73   $  33.25   $  30.16
                                                                     ===========   ==========   =========   ========   ========
RATIOS (TO AVERAGE NET ASSETS):
Expenses+##                                                                 0.85%        0.83%       0.83%      0.82%      0.83%
Net investment incomes &&                                                   1.67%        2.02%       1.90%      2.10%      2.32%
PORTFOLIO TURNOVER                                                           104%         105%        106%       125%       111%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD (000 OMITTED)                 2,080        2,240       2,925      3,495      3,956



&& As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.
+ Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                                                                                   GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                     ----------------------------------------------------------
                                                                                              COMPASS 2
                                                                     ----------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                        2001          2000         1999       1998       1997
                                                                     -----------   ----------   ---------   --------   --------
PER UNIT DATA:*
  Net asset value -- beginning of period                             $     19.38   $    19.46   $   20.83   $  18.28   $  18.68
                                                                     -----------   ----------   ---------   --------   --------
  Investment income &&                                               $      0.95   $     1.14   $    1.09   $   1.08   $   1.16
  Expenses                                                                  0.50         0.47        0.48       0.45       0.42
                                                                     -----------   ----------   ---------   --------   --------
   Net investment income &                                           $      0.45   $     0.67   $    0.61   $   0.63   $   0.74
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                           (1.18)       (0.75)      (1.98)      1.92      (1.14)
                                                                     -----------   ----------   ---------   --------   --------
  Net increase (decrease) in unit value                              $     (0.73)  $    (0.08)  $   (1.37)  $   2.55   $  (0.40)
                                                                     -----------   ----------   ---------   --------   --------
  Unit value:
  Net asset value -- end of period                                   $     18.65   $    19.38   $   19.46   $  20.83   $  18.28
                                                                     ===========   ==========   =========   ========   ========
RATIOS (TO AVERAGE NET ASSETS):
Expenses+##                                                                 1.28%        1.25%       1.11%      1.08%      1.05%
Net investment income &&                                                    2.23%        3.50%       3.07%      3.33%      3.95%
PORTFOLIO TURNOVER                                                            72%         130%        172%       306%       338%
NUMBER OF UNITS OUTSTANDING AT END OF PERIOD (000 OMITTED)                   134          167         212        296        435



& The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:



               Net investment income &&                                $    0.47          --          --         --         --
               Ratios (to average net assets):
                Expenses##                                                  1.39%         --          --         --         --
                Net investment income &&                                    2.12%         --          --         --         --



&& As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.08, increase net realized and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.
+ Excluding mortality and expense risk charges and distribution expense charges.
## Ratios do not reflect reductions from certain expense offset arrangements.

                              FINANCIAL STATEMENTS

     Financial Statements of the Variable Accounts and the Company are included in the SAI.

               A WORD ABOUT THE COMPANY AND THE VARIABLE ACCOUNTS

THE COMPANY

     Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

     We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNTS

     MMVA, HYVA and CAVA were established as separate accounts of the Company on July 22, 1982 pursuant to a resolution of its Board of Directors. GSVA was established on April 20, 1984. GGVA, TRVA and MSVA were established on January 4, 1988. Each of the Variable Accounts meets the definition of a separate account under federal securities laws. Under Delaware insurance law and the Contracts, the income, gains or losses of the Variable Accounts are credited to or charged against the assets of the Variable Accounts without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Accounts will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

     In addition to the Contracts offered by this Prospectus, the Company issues other variable annuity contracts participating in the Variable Accounts.

     MMVA, CAVA, GSVA and TRVA are registered with the SEC as open-end, diversified, management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). HYVA, GGVA and MSVA are registered as open-end, non-diversified management investment companies. As non-diversified companies, HYVA, GGVA and MSVA may invest a relatively high percentage of their assets in a small number of issuers.

INVESTMENT OBJECTIVES AND POLICIES

     The following is a description of the Variable Accounts' investment objectives and policies. Each Variable Account's investment objective may be changed without approval of Owners of or Payees under the Contracts or other contracts participating in the investment experience of the Variable Account. The SAI also includes a discussion of specific investment restrictions which govern the Variable Accounts' investment policies. Certain of these investment restrictions, as specifically noted in the SAI, may not be changed without approval of Owners of and Payees under the Contracts and other contracts participating in the investment experience of the Variable Accounts (see "Voting Rights").

     EACH OF THESE VARIABLE ACCOUNTS IS MANAGED BY MFS AND IS DESCRIBED BELOW. INVESTMENT STRATEGIES WHICH ARE COMMON TO ALL VARIABLE ACCOUNTS ARE DESCRIBED UNDER THE CAPTION "CERTAIN COMMON INVESTMENT TECHNIQUES" BELOW.

   1. MONEY MARKET VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     MMVA's investment objective is to seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

-    HOW MMVA INTENDS TO ACHIEVE ITS OBJECTIVE

     MMVA is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. MMVA will invest exclusively in the following types of U.S. dollar denominated money market instruments:

     - Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;


     - Certificates of deposit, bankers' acceptances and other bank obligations provided that the issuing bank has capital, surplus and undivided profits in excess of $100 million;


     - Commercial paper which at the date of investment is rated A-1 by Standard & Poor's or P-1 by Moody's; and

     -    Repurchase agreements collateralized by U.S. Government securities.

     The average maturity of the investments in the series may not exceed 90 days. MMVA will invest only in corporate obligations which have a maturity when purchased of less than 13 months.

-    PRINCIPAL RISKS

     The principal risks of investing in MMVA and the circumstances reasonably likely to cause the value of your investment in MMVA to decline are described below.

     - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. Although MMVA seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in MMVA.

     - FOREIGN SECURITIES RISK: Although MMVA's investments in foreign issuers involve relatively low credit risk, an investment in MMVA may involve a greater degree of risk than an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

   2. HIGH YIELD VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     HYVA's investment objective is to provide high current income and capital appreciation by investing primarily in fixed income securities of U.S. and foreign issuers which may be in the lower rated categories or unrated (commonly known as junk bonds) and may involve equity features.

-    HOW HYVA INTENDS TO ACHIEVE ITS OBJECTIVE


     HYVA invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by HYVA generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.


     While HYVA focuses its investments on bonds issued by corporations or similar entitles, it may invest in all types of debt securities. HYVA may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through these investments.

     In selecting fixed income investments for HYVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including HYVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     HYVA is a non-diversified mutual fund. This means that HYVA may invest a relatively high percentage of its assets in a small number of issuers.

     HYVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS

     The principal risks of investing in HYVA and the circumstances reasonably likely to cause the value of your investment in HYVA to decline are described below. The share price of HYVA generally changes daily based on market conditions and other factors.

     The principal risks of investing in HYVA are:

     - ALLOCATION RISK: HYVA will allocate its investments among fixed income markets based upon judgments made by MFS. HYVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in HYVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in HYVA's portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of HYVA's fixed income investments will affect the volatility of HYVA's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by HYVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on HYVA's performance.

     -    JUNK BOND RISK:

            - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

            - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and HYVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect HYVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of HYVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in HYVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, HYVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, HYVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which HYVA enters the contract may fail to perform its obligations to HYVA.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

     - NON-DIVERSIFIED STATUS RISK: Because HYVA may invest a higher percentage of its assets in a small number of issuers, HYVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     - ACTIVE OR FREQUENT TRADING RISK: HYVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies which would increase your tax liability. Frequent trading also increases transactions costs, which could detract from HYVA's performance.

   3. CAPITAL APPRECIATION VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     CAVA's investment objective is to maximize capital appreciation by investing in securities of all types with a major emphasis on common stocks.

-    HOW CAVA INTENDS TO ACHIEVE ITS OBJECTIVE


     CAVA invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which MFS believes possess above-average growth opportunities. CAVA also invests in fixed income securities when relative values or economic conditions make these securities attractive. CAVA's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.


     Growth companies are companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

     -    A strong franchise, strong cash flows and a recurring revenue stream

     -    A solid industry position, where there is

            -  potential for high profit margins

            -  substantial barriers to new entry in the industry

     -    A strong management team with a clearly defined strategy

     - A catalyst that may accelerate growth.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as CAVA) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by CAVA's portfolio manager and MFS' large group of equity research analysts.

     CAVA may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through these investments.

-    PRINCIPAL RISKS

     The principal risks of investing in CAVA and the circumstances reasonably likely to cause the value of your investment in CAVA to decline are described below. The share price of CAVA generally changes daily based on market conditions and other factors.

     The principal risks of investing in CAVA are:

     - MARKET RISK: This is the risk that the price of a security held by CAVA will fall due to changing economic, political or market conditions or disappointing earnings results.

     - GROWTH COMPANIES RISK: Prices of growth company securities held by CAVA may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

     - OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and CAVA may experience difficulty in buying and selling these stocks at prevailing market prices.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

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            -  Foreign securities often trade in currencies other than the U.S.
               dollar, and CAVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect CAVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of CAVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in CAVA's foreign currency holdings. By entering into forward foreign currency exchange contracts. CAVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, CAVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which CAVA enters the contract may fail to perform its obligations to CAVA.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investments in foreign securities described above are heightened by investing in emerging markets countries.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in CAVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in CAVA's portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of CAVA's fixed income investments will affect the volatility of CAVA's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

   4. GOVERNMENT SECURITIES VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     GSVA's investment objective is to provide current income and preservation of capital by investing in U.S. Government securities.

-    HOW GSVA INTENDS TO ACHIEVE ITS OBJECTIVE


     GSVA invests, under normal market conditions, at least 80% of its net assets in U.S. Government securities. These securities include:


     - U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. Government; and

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     -    Obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are

            - backed by the full faith and credit of the U.S. Treasury; for example, direct pass-through certificates of the Government National Mortgage Association;

            - supported by the right of the issuer to borrow from the U.S. Government; for example, obligations of Federal Home Loan Banks;

            - backed only by the credit of the issuer itself; for example, obligations of the Student Loan Marketing Association; and

            - supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; for example, obligations of the Federal National Mortgage Association (no assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).

     In selecting fixed income investments for GSVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including GSVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets.

-    PRINCIPAL RISKS

     The principal risks of investing in GSVA and the circumstances reasonably likely to cause the value of your investment in GSVA to decline are described below. The share price of GSVA generally changes daily based on market conditions and other factors.

     The principal risks of investing in GSVA are:

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in GSVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in GSVA's portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of GSVA's fixed income investments will affect the volatility of GSVA's share price.

     -    MORTGAGE-BACKED SECURITIES:

            -  MATURITY RISK:

               + MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                   - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on GSVA's mortgage-backed securities will result in an unforeseen loss of interest income to GSVA as GSVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                   - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

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               +  COLLATERALIZED MORTGAGE OBLIGATIONS: GSVA may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, GSVA may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     - CREDIT RISK: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. However, the U.S. Government or its agencies will guarantee the payment of principal and interest on the mortgage-backed securities purchased by GSVA.

   5. TOTAL RETURN VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE

     TRVA's main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income.

-    HOW TRVA INTENDS TO ACHIEVE ITS OBJECTIVE

     TRVA is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, TRVA invests:

     - At least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities.

     - At least 25% of its net assets in non-convertible fixed income securities.

     TRVA may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

     EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of TRVA) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by TRVA's portfolio manager and MFS' large group of equity research analysts.

     While TRVA may invest in all types of equity securities, MFS generally seeks to purchase for TRVA equity securities of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

     - They are viewed by MFS as being temporarily out of favor in the market due to

            -  a decline in the market,

            -  poor economic conditions,

            - developments that have affected or may affect the issuer of the securities or the issuer's industry.

     - The market has overlooked them.

     Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. TRVA focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

     As noted above, TRVA's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     - A fixed income stream.

     - The opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     FIXED INCOME INVESTMENTS. TRVA invests in securities which pay a fixed interest rate, which include:

     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities.

     - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle TRVA to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if TRVA invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to TRVA.

     - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities. These bonds include lower rated bonds, commonly known as junk bonds. Junk bonds are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

     In selecting fixed income investments for TRVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented funds (including the fixed-income portion of TRVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.


     OTHER CONSIDERATIONS. TRVA may invest in foreign securities, and may have exposure to foreign currencies through these investments.


     TRVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS

     The principal risks of investing in TRVA and the circumstances reasonably likely to cause the value of your investment in TRVA to decline are described below. The share price of TRVA generally changes daily based on market conditions and other factors.

     The principal risks of investing in TRVA are:

     - ALLOCATION RISK: TRVA will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. TRVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - MARKET RISK: This is the risk that the price of a security held by TRVA will fall due to changing economic, political or market conditions or disappointing earnings results.

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     -    UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. TRVA's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in TRVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in TRVA's portfolio will generally rise.

     - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of TRVA's fixed income investments will affect the volatility of TRVA's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by TRVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on TRVA's performance. TRVA may experience difficulty in establishing or closing out positions in these securities at prevailing market prices.

     -    JUNK BOND RISK:

            - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

            - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     -    MORTGAGE AND ASSET-BACKED SECURITIES:

            -  MATURITY RISK:

               + MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                   - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on TRVA's mortgage-backed securities will result in an unforeseen loss of interest income to TRVA as TRVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                   - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

               + COLLATERALIZED MORTGAGE OBLIGATIONS: TRVA may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, TRVA may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

               + ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

            - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and TRVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect TRVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of TRVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in TRVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, TRVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, TRVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which TRVA enters the contract may fail to perform its obligations to TRVA.


     - ACTIVE OR FREQUENT TRADING RISK: TRVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from TRVA's performance.


   6. GLOBAL GOVERNMENTS VARIABLE ACCOUNT

     Prior to May 1, 1999, GGVA was known as World Governments Variable Account.

-    INVESTMENT OBJECTIVE

     GGVA's investment objective is to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that MFS believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

-    HOW GGVA FUND INTENDS TO ACHIEVE ITS OBJECTIVE


     GGVA invests, under normal market conditions, at least 80% of its net assets in:


     - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage-backed securities).

     - FOREIGN GOVERNMENT SECURITIES OF DEVELOPED COUNTRIES, which are bonds or other debt obligations issued by foreign governments of developed countries; these foreign government securities are either:

            - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities.

            - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

     GGVA may also invest up to 20% of its total assets in foreign government securities of emerging market countries.

     In selecting fixed income investments for GGVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including GGVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     GGVA's investments in foreign securities may expose it to the risk of foreign currency fluctuations.

     GGVA may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

     - Futures and forward contracts.

     - Options on futures contracts, foreign currencies, securities and bond indices.

     - Structured notes and indexed securities.

     - Swaps, caps, floors and collars.

     GGVA is non-diversified. This means that GGVA may invest a relatively high percentage of its assets in a small number of issuers. GGVA may invest a substantial amount of its assets (I.E., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

     GGVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS

     The principal risks of investing in GGVA and the circumstances reasonably likely to cause the value of your investment in GGVA to decline are described below. The share price of GGVA generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in GGVA to decline, and which could prevent GGVA from achieving its objective, that are not described here.

     The principal risks of investing in GGVA are:

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign entities may not be subject to accounting standards or governmental supervision comparable to U.S. entities, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and GGVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect GGVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of GGVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in GGVA's foreign currency holdings. By entering into forward foreign currency exchange contracts,

               GGVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, GGVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which GGVA enters the contract may fail to perform its obligations to GGVA.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

     - ALLOCATION RISK: GGVA will allocate its investments among various government securities based upon judgments made by MFS. GGVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in GGVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in GGVA's portfolio will generally rise.

     - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of GGVA's fixed income investments will affect the volatility of GGVA's share price.

     - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     - LIQUIDITY RISK: The fixed income securities purchased by GGVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on GGVA's performance.

     -    MORTGAGE-BACKED SECURITIES:

            - MATURITY RISK: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

               + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on GGVA's mortgage-backed securities will result in an unforeseen loss of interest income to GGVA as GGVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

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               +  When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - CREDIT RISK: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on mortgage-backed securities.

     -    DERIVATIVES RISK:

            - HEDGING RISK: When a derivative is used as a hedge against an opposite position that GGVA also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

            - CORRELATION RISK: When GGVA uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

            - INVESTMENT RISK: When GGVA uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. GGVA is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

            - AVAILABILITY RISK: Derivatives may not be available to GGVA upon acceptable terms. As a result, GGVA may be unable to use derivatives for hedging or other purposes.

            - CREDIT RISK: When GGVA uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

     - NON-DIVERSIFIED STATUS RISK: Because GGVA may invest a higher percentage of its assets in a small number of issuers, GGVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     - GEOGRAPHIC FOCUS RISK: Because GGVA may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

     - ACTIVE OR FREQUENT TRADING RISK: GGVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from GGVA's performance.

   7. MANAGED SECTORS VARIABLE ACCOUNT

-    INVESTMENT OBJECTIVE


     MSVA's investment objective is capital appreciation by varying the weighting of its portfolio among 13 sectors.

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-    HOW MSVA INTENDS TO ACHIEVE ITS OBJECTIVE


     MSVA invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of companies in 13 equity sectors. The 13 sectors from among which MSVA chooses its investments are: autos and housing; basic materials; consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; and utilities. MSVA generally focuses on four or five sectors at any one time, and may invest a maximum of 50% of its net assets in any one sector. MSVA adds or eliminates a sector from its portfolio based on considerations of the sector's economic cycle and sensitivity to interest rates. MSVA's investments may include securities traded in the over-the-counter markets.


     MSVA may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through these investments.

     MSVA is a non-diversified mutual fund. This means that MSVA may invest a relatively high percentage of its assets in a small number of issuers.

     MSVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS

     The principal risks of investing in MSVA and the circumstances reasonably likely to cause the value of your investment in MSVA to decline are described below. The share price of MSVA generally changes daily based on market conditions and other factors.

     The principal risks of investing in MSVA are:

     - MARKET RISK: This is the risk that the price of a security held by MSVA will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. MSVA's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - ALLOCATION RISK: MSVA will allocate its investments among various equity sectors, based upon judgments made by MFS. MSVA could miss attractive investment opportunities by underweighting sectors where there are significant returns, and could lose value by overweighting sectors where there are significant declines.


     - INVESTMENT FOCUS RISK: Because MSVA may invest to a significant degree in securities of companies in a limited number of sectors, MSVA's performance is particularly sensitive to changes in the value of securities in these sectors. A decline in the value of these types of securities may result in a decline in MSVA's net asset value and your investment.


     - OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and MSVA may experience difficulty in buying or selling these stocks at prevailing market prices.

     - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

            - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

            - Foreign securities often trade in currencies other than the U.S. dollar, and MSVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect MSVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of MSVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in MSVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, MSVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, MSVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which MSVA enters the contract may fail to perform its obligations to MSVA.

     - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

     - NON-DIVERSIFIED STATUS RISK: Because MSVA may invest its assets in a small number of issuers, MSVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     - ACTIVE OR FREQUENT TRADING RISK: MSVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from MSVA's performance.

CERTAIN COMMON INVESTMENT STRATEGIES

     Each Variable Account may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a Variable Account invests defensively, it may not be able to pursue its investment objective. A Variable Account's defensive investment position may not be effective in protecting its value.

     Each Variable Account, except for MMVA, may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, which could increase your tax liability. Frequent trading also increases transaction costs, which could detract from the Variable Account's performance.

     Each Variable Account may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Variable Account and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a Variable Account may engage are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the SAI. You may obtain a copy of the SAI by contacting Sun Life Assurance Company of Canada (U.S.) Retirement Products and Services Division (see back cover for address and phone number).

THE FIXED ACCOUNT

     SEE Appendix A to the SAI for a description of the Fixed Account.

                       MANAGEMENT OF THE VARIABLE ACCOUNTS

     The Boards of Managers of the Variable Accounts provide broad supervision over the affairs of the Variable Accounts and the officers of the Variable Accounts are responsible for their operation. MFS, located at 500 Boylston Street, Boston, Massachusetts 02116, is the investment adviser for each of the Variable Accounts. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS and its predecessor organizations have a history of money management dating from 1924. MFS serves as investment adviser to each of the funds in the MFS Family of Funds and to certain other investment companies established by MFS and/or the Company. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients.

     MFS provides the Variable Accounts with overall investment advisory services. Certain administrative functions relating to the Contracts and the Variable Accounts are performed by the Company. For a description of expenses paid by each Variable Account see "Management of the Variable Accounts" in the SAI.

     The investment objectives and policies of certain Variable Accounts are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser. The investment results of the Variable Accounts, however, may differ from the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Variable Accounts will be comparable to the investment results of any other portfolio, even if the other portfolios have the same portfolio manager.

     In certain instances there may be securities which are suitable for an Account's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as an Account is concerned, in other cases, it may produce increased investment opportunities for the Account.

     ADMINISTRATOR -- MFS provides the Variable Accounts with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Variable Account pays MFS an administrative fee up to 0.0175% per annum of the Variable Account's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

                      PURCHASE PAYMENTS AND CONTRACT VALUES
                           DURING ACCUMULATION PERIOD

PURCHASE PAYMENTS

     You must send all Purchase Payments to us at our Annuity Service Mailing Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date (the "Accumulation Period"). Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

     An applicant's completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately unless you specifically consent to our retaining the Purchase Payment until we can complete the application. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

     We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

     We will allocate each net Purchase Payment to either the Fixed Account or to the Variable Accounts or to both the Variable Accounts and the Fixed Account in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Variable Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Variable Account by the Variable Accumulation Unit value for that Variable Account for the Valuation Period during which we receive the Purchase Payment.

     We established the Variable Accumulation Unit value for each Variable Account at $10.00 for the first Valuation Period of that Valuation Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

NET INVESTMENT FACTOR

     The Net Investment Factor is an index applied to measure the investment performance of a Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

     The Net Investment Factor for any Variable Account for any Valuation Period is determined by adding (a) and (b), subtracting from that amount the sum of (c) and (d), and then dividing the result of the difference by (a), where:

          (a) is the value of the Variable Account's net assets attributable to the Contracts at the end of the preceding Valuation Period;

          (b) is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Variable Account during the Valuation Period;

          (c) is the capital losses, realized or unrealized, charged against such assets of the Variable Account in the Valuation Period plus, with respect to such assets, any amount charged against the Variable Account or set aside as a reserve to maintain or operate the Variable Account for the Valuation Period; and

          (d) is the expenses of the Variable Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge and the investment management fee and the other expenses of the Variable Account, subject to any applicable expense limitation.

     The assets of the Variable Accounts normally will be composed chiefly of investment securities. The Board of Managers of each Variable Account values the assets of the Variable Account as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading, and on other days on which there was enough trading in the Variable Account's portfolio securities that the values of the Variable Account's Accumulation Units and Annuity Units might be materially affected. The Board of managers of MMVA values the assets of MMVA at amortized cost in accordance with Rule 2a-7 under the Investment Company Act. Under the amortized cost valuation methodology, portfolio securities are valued at MMVA's acquisition value, as adjusted to account for premiums and discounts, rather than at their value based on current market factors. The Board of Managers of each of the other Variable Accounts values the assets of the Variable Account as follows:

          (a) The Board of Managers normally values equity securities at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market for unlisted national market issues or at the last quoted bid price for unlisted securities not reported on the Nasdaq stock market or listed securities in which there were no sales during the day.

          (b) The Board of Managers normally values debt securities (other than short-term obligations, but including listed issues) and forward foreign currency exchange contracts on the basis of valuations provided by a pricing service because it believes that these valuations reflect the fair value of such securities. The Board of Managers has approved the use of the pricing service. (Valuations provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.)

          (c) The Board of Managers values short-term debt securities (that is, those maturing in not more than sixty days) on the basis of amortized cost, which it has determined approximates market value.

          (d) The Board of Managers normally values Options, Futures Contracts and Options on Futures Contracts at the settlement price on the exchange on which they are primarily traded.

          (e) The Board of Managers is required to determine in good faith the fair value of securities and other assets that do not have a readily available market price. The Board of Managers may delegate the making of such of such determinations to others, such as the Variable Account's investment adviser.

TRANSFERS

     During the Accumulation Period, you may transfer all or part of the value of your Accumulation Account to one or more Variable Accounts or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of the Variable Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

          1. you may make transfers involving Fixed Accumulation Units only during the 45 day period before and the 45 day period after each Contract Anniversary;

          2. you may not make more than 12 transfers in any Contract Year; and

          3. the amount transferred may not be less than $1,000 unless you are transferring your entire balance in the Fixed Account or a Variable Account.

     We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. Under current tax law a transfer will not result in any tax liability. You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

                                CASH WITHDRAWALS

     At any time during the Accumulation Period you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see "Withdrawal Charges" below.) Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. See "Federal Tax Status." In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

     Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000 we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal you may specify the amount you want withdrawn from the Fixed Account and/or each Variable Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata based on your allocations at the end of the Valuation Period during which we receive your request.

     If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request less any applicable withdrawal charge and reduce the value of your Accumulation Account by deducting the amount requested. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

     We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for following periods:

     - when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

     - when it is not reasonably practical to dispose of securities held by the Variable Accounts or to determine the value of the net assets of the Variable Accounts, because an emergency exists; or

     - when an SEC order permits us to defer payment for the protection of security holders.

SECTION 403(b) ANNUITIES

     The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for the Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 ("Pre-1989 Account Value") may be made only when you attain age 59 1/2, separate from service with your employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Value").

     Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, you must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see "Federal Tax Status"). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

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     Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers such plan for information as to such investment alternatives.

     For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities) see "Federal Tax Status."

TEXAS OPTIONAL RETIREMENT PROGRAM

     Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant's retirement account. If a participant does not commence the second year of participation in the plan as a "faculty member" as defined in Title 110B of the State of Texas Statutes, We will return the State's contribution. If a participant does begin a second year of participation, the employer's first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer's subsequent contributions.

     The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

                                  DEATH BENEFIT

     If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit except as may be provided under annuity option B, D, or E if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or in a single lump sum payment of their discounted value).

     You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you, or if you are the Annuitant, to your estate.

     During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under "Annuity Provisions" in this Prospectus, for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

     In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see "Other Contractual
Provisions--Death of Owner").

PAYMENT OF DEATH BENEFIT

     If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under "Cash Withdrawals." If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven

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days of the date we receive Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary, as applicable. If you elect to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the date we receive Due Proof of Death of the Annuitant and the Beneficiary, if any. If your Beneficiary elects to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain your Accumulation Account in effect until the Annuity Commencement Date. Unless otherwise restricted by the terms of your retirement plan or applicable law, you or your Beneficiary, as the case may be, may elect an Annuity Commencement Date later than that specified above, provided that the later date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of you or your Beneficiary, as applicable (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

     The death benefit is equal to the greatest of:

          1. the value of your Accumulation Account;

          2. the total Purchase Payments made under the Contract reduced by all withdrawals; and

          3. unless prohibited by applicable state law, the value of your Accumulation Account on the fifth Contract Anniversary, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after the fifth Contract Anniversary.

     To determine the amount of the death benefit under (1) above we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

                                CONTRACT CHARGES

     We will assess contract charges under the Contracts as follows:

CONTRACT MAINTENANCE CHARGE

     We deduct an annual contract maintenance charge of $25 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Variable Account in which you have Accumulation Units at the time of the deduction.

     On the Annuity Commencement Date we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

     We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

MORTALITY AND EXPENSE RISK CHARGE

     We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

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     For assuming these risks, we make a deduction from the Variable Accounts with respect to the Contracts at the end of each Valuation Period both during the Accumulation Period and after annuity payments begin at an effective annual rate of 1.30% with respect to MMVA, HYVA, CAVA, and GSVA, and 1.25% with respect to GGVA, TRVA and MSVA. We may change the rate of this deduction annually but it will not exceed 1.30% and 1.25%, respectively, on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

INVESTMENT MANAGEMENT FEES


     The Company makes a deduction from the Variable Accounts at the end of each Valuation Period for the investment management fees payable to MFS. For the year ended December 31, 2001 the investment management fees paid to MFS by the Variable Accounts were equal to the following percentages of the average daily net assets of the respective Accounts: MMVA, 0.50%; HYVA, 0.75%; CAVA, 0.74%; GSVA, 0.55%; GGVA, 0.75%; TRVA, 0.75%; and MSVA, 0.75%.


WITHDRAWAL CHARGES

     We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

     You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for five years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Variable Accounts or between the Variable Accounts and the Fixed Account.

     All other full or partial withdrawals are subject to a withdrawal charge equal to 5% of the amount withdrawn which is subject to the charge. The charge will be applied as follows:

          (1) OLD PAYMENTS, NEW PAYMENTS AND ACCUMULATED VALUE: In a given Contract Year, "New Payments" are Payments you have made in that Contract Year or in the four previous Contract Years; "Old Payments" are all Purchase Payments made before the previous four Contract years; and the remainder of your Accumulation Account value--that is, the value of your Accumulation Account minus the total of Old and New Payments--is called the "accumulated value."

          (2) ORDER OF WITHDRAWAL: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

          (3) FREE WITHDRAWAL AMOUNT: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these new Payments have been previously withdrawn.

          (4) AMOUNT SUBJECT TO WITHDRAWAL CHARGE: We will impose the withdrawal charge on the excess, if any, of (a) Old and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

     Aggregate withdrawal charges assessed against a Contract will never exceed 5% of the total amount of Purchase Payments made under the Contract. (See Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

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PREMIUM TAXES

     We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

     We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

     For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. For example, in most situations, current law requires that under a Qualified Contract certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option as described under "Death Benefit." Please refer to the terms of your plan for additional restrictions.

     On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). NO CASH WITHDRAWALS WILL BE PERMITTED AFTER THE ANNUITY COMMENCEMENT DATE EXCEPT AS MAY BE AVAILABLE UNDER ANNUITY OPTION B, D, OR E IF ELECTED.

     (Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value.)

ANNUITY OPTIONS

     During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary as provided under "Death Benefit."

     You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected. If you have properly named a Co-Annuitant, but have not selected the sole Annuitant at least 30 days before the Annuity Commencement Date, the person you have named as the Co-Annuitant will become the sole Annuitant.

     Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Variable Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Variable Accounts will be determined on a pro rata basis from the composition of your Accumulation Account on the Annuity Commencement Date.

     Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

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     ANNUITY OPTION A. LIFE ANNUITY: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

     ANNUITY OPTION B. LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS
CERTAIN: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

     ANNUITY OPTION C. JOINT AND SURVIVOR ANNUITY: We make monthly payments during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

     * ANNUITY OPTION D. FIXED PAYMENTS FOR A SPECIFIED PERIOD CERTAIN: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected.

     * ANNUITY OPTION E. FIXED PAYMENTS: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

DETERMINATION OF ANNUITY PAYMENTS

     We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant depending on the investment performance of the Variable Accounts.

     The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

     After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Variable Account to another, up to a maximum of twelve such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

ANNUITY PAYMENT RATES

     The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

----------
* The election of this Annuity Option may result in the imposition of a penalty tax.

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     If net investment return of the Variable Accounts were exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If a net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

                            OTHER CONTRACT PROVISIONS

OWNER

     As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

     Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

DEATH OF OWNER

     If you are the Owner of a Non-Qualified Contract and you die before the Annuity Commencement Date, the entire value of your Accumulation Account must be distributed either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the "designated beneficiary" as defined below, with annuity payments beginning within one year after the date of your death. The person named as "successor Owner" shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

     These mandatory distribution requirements will not apply when the Beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner (unless your spouse is your Beneficiary and elects to continue the Contract) the Death Benefit provision of the Contract controls, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements.

     If you are both the Owner and Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

     In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code.

     Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING RIGHTS

     Owners of and payees under the Contracts and other contracts participating in the investment experience of each Variable Account have the right to vote at meetings of owners/payees of the particular Variable Account, upon such matters as the election of Members of the Board of Managers, proposed changes in the Variable Accounts' fundamental investment restrictions and such other matters as the Investment Company Act of 1940 may require.

     Prior to the Annuity Commencement Date, you as the Owner may cast one vote for each Variable Accumulation Unit in the particular Variable Account credited to your Accumulation Account on the record date. On or after the Annuity Commencement Date, the number of votes that a Payee may cast is determined by dividing the reserve held in the particular Variable Account for the Contract by the Variable Accumulation Unit value of the Variable Account on the record date. Employees who contribute to retirement plans which are funded by Qualified Contracts are entitled to instruct the Owners as to how to vote at meetings of Owners/Payees of Contracts participating in the investment experience of the Variable Account.

MODIFICATION

     Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Accounts comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Accounts or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNTS

     At the Company's election and subject to any necessary vote by persons having the right to vote, the Variable Accounts may be operated as unit investment trusts under the Investment Company Act of 1940 or they may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Accounts requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Accounts pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

     We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               FEDERAL TAX STATUS

INTRODUCTION

     The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based on our understanding of current federal income tax laws, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. A more detailed discussion of the federal tax status of the Contracts is contained in the Statement of Additional Information. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

     Under existing federal income tax laws, the income of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     Generally no tax is imposed on the increase in the value of a Contract held by an individual Owner until a distribution occurs, either as an annuity payment or in the form of a cash withdrawal, a lump sum payment or a loan from (or pledge of) the Contract prior to the Annuity Commencement Date. Corporate Owners and other Owners that are not natural persons are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement).

                                       37
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     Taxable cash withdrawals from either Qualified or Non-Qualified Contracts are subject to a 10% penalty, except in certain circumstances (such as where the distribution is made after the Owner has reached age 59 1/2 or upon the death of the Owner). In the case of a Qualified Contract, certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution to a plan participant or sponsor other than a hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

     If the Owner dies before the Annuity Commencement Date, the Contract's Accumulation Account must be distributed within a specified period. In the case of a Non-Qualified Contract, this distribution requirement does not apply where the spouse of the Owner is the successor Owner.

     A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis.

     We will withhold and remit to the U.S. government part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) that he or she chooses not to have amounts withheld.

     In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and individual retirement accounts.

     Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

     The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for segregated asset accounts underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for income tax purposes. We believe that the Variable Accounts comply with the regulations.

     The preamble to the regulations states that the Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, we will take any action (including modification of the Contract or the Variable Accounts) necessary to comply with the guidelines.

QUALIFIED RETIREMENT PLANS

     The Qualified Contracts described in this Prospectus are designed for use with the following types of qualified retirement plans:

          (1) Individual Retirement Annuities permitted by Sections 219 and 408 of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k), and Roth IRAs permitted by section 408A of the Code;

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          (2) Tax Sheltered Annuities established pursuant to the provisions of
     Section 403(b) of the Code for public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code;

          (3) Various Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a), 401(k) and 403(a) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans; and

          (4) State and Local Government Deferred Compensation Plans established pursuant to Section 457 of the Code.

     The tax rules applicable to participants in such plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Qualified Contracts. Participants in such plans as well as Owners, Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts. The Company will provide purchasers of Qualified Contracts for use in connection with Individual Retirement Annuities with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax adviser.

                          DISTRIBUTION OF THE CONTRACTS

     The Contracts will be sold by licensed insurance agents in those states where Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of the Company. Commissions and other distribution expenses will be paid by the Company and will not be more than 5.11% of Purchase Payments. In addition, after the fifth Contract Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account value.

                                LEGAL PROCEEDINGS

     We, MFS and the Variable Accounts are engaged in various kinds of routine litigation which, in management's opinion, is not of material importance to the Company's total assets or material with respect to the Variable Accounts.

                                 OWNER INQUIRIES

     All Owner inquiries should be directed to the Company at the Annuity Service Mailing Address shown on the cover of this Prospectus.

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

            TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


General Information                                                                                      2
The Variable Accounts' Investment Objectives, Policies and Restrictions                                  3
Management of the Variable Accounts                                                                      5
Annuity Provisions                                                                                      13
Other Contractual Provisions                                                                            14
Federal Tax Status                                                                                      15
Administration of the Contracts                                                                         18
Distribution of the Contracts                                                                           18
Accountants and Financial Statements                                                                    18
Appendix A -- The Fixed Account                                                                        A-1
Appendix B -- Examples of Certain Calculations                                                         B-1
Appendix C -- Withdrawals and Withdrawal Charges                                                       C-1
Appendix D -- Transactions in Securities of Regular Broker-Dealers and their Affiliates                D-1
Appendix E -- Investment Techniques, Practices and Risks                                               E-1
Appendix F -- Description of Bond Ratings                                                              F-1

   APPENDIX A

-    INVESTMENT TECHNIQUES AND PRACTICES


     In pursuing its investment objective, the Variable Accounts may engage in any of the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the Account's investment objective and, with respect to the Money Market Variable Account the rules governing money market funds. Investment techniques and practices which the Variable Account will use or currently anticipates using are denoted by a check (X) mark. However, the Account may not use all of these techniques and practices. Investment techniques and practices with the Account does not currently anticipate using but which the Account reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the Variable Accounts are described, together with their risks, in the Prospectus. Both principal and non-principal techniques and practices are described, together with their risks, in Appendix E of the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS     X VARIABLE ACCOUNT USES,        -- PERMITTED, BUT VARIABLE
                   OR CURRENTLY ANTICIPATES         ACCOUNT DOES NOT CURRENTLY
                   USING                            ANTICIPATE USING


                                                               MMVA         HYVA       CAVA         GSVA
                                                               ----         ----       ----         ----
      DEBT SECURITIES
        ASSET-BACKED SECURITIES
          Collateralized Mortgage Obligations and
            Multiclass Pass-Through Securities                  --            X         --            X
          Corporate Asset-Backed Securities                      X            X         --           --
          Mortgage Pass-Through Securities                      --            X         --            X
          Stripped Mortgage-Backed Securities                   --           --         --           --
        Corporate Securities                                    --            X          X           --
        Loans and Other Direct Indebtedness                     --            X         --           --
        Lower Rated Bonds                                       --            X          X           --
        Municipal Bonds                                         --           --         --           --
        U.S. Government Securities                               X            X          X            X
        Variable and Floating Rate Obligations                   X            X          X            X
        Zero Coupon Bonds, Deferred Interest
          Bonds and PIK Bonds                                    X            X          X            X
      Equity Securities                                         --            X          X           --
      FOREIGN SECURITIES EXPOSURE
        Brady Bonds                                             --            X          X           --
        Depositary Receipts                                     --           --          X           --
        Dollar-Denominated Foreign Debt
          Securities                                             X            X          X           --
        Emerging Markets                                        --            X          X           --
        Foreign Securities                                      --            X          X           --
      Forward Contracts                                         --            X          X           --
      Futures Contracts                                         --            X          X            X
      Indexed Securities/Structured Products                    --           --          X            X
      Inverse Floating Rate Obligations                         --           --         --           --

                                       A-1

     SYMBOLS     X VARIABLE ACCOUNT USES,        -- PERMITTED, BUT VARIABLE
                   OR CURRENTLY ANTICIPATES         ACCOUNT DOES NOT CURRENTLY
                   USING                            ANTICIPATE USING

                                                               MMVA         HYVA       CAVA         GSVA
                                                               ----         ----       ----         ----
      INVESTMENT IN OTHER INVESTMENT COMPANIES
        Open-End Funds                                           X            X          X           X
        Closed-End Funds                                         X            X          X           X
      Lending of Portfolio Securities                            X            X          X           X
      LEVERAGING TRANSACTIONS
        Bank Borrowings                                         --           --         --          --
        Mortgage "Dollar-Roll" Transactions                     --           --         --          --
        Reverse Repurchase Agreements                           --           --         --          --
      OPTIONS
        Options on Foreign Currencies                           --           --          X          --
        Options on Futures Contracts                            --           --          X           X
        Options on Securities                                   --           --          X          --
        Options on Stock Indices                                --           --          X          --
        Reset Options                                           --           --         --          --
        "Yield Curve" Options                                   --           --         --          --
      Repurchase Agreements                                      X            X          X           X
      Short Sales                                                X            X          X           X
      Short Term Instruments                                     X            X          X           X
      Swaps and Related Derivative Instruments                  --            X         --          --
      Temporary Borrowings                                       X            X          X           X
      Temporary Defensive Positions                              X            X          X           X
      "When-issued" Securities                                  --            X          X           X

     INVESTMENT TECHNIQUES/PRACTICES


     SYMBOLS     X VARIABLE ACCOUNT USES,        -- PERMITTED, BUT VARIABLE
                   OR CURRENTLY ANTICIPATES         ACCOUNT DOES NOT CURRENTLY
                   USING                            ANTICIPATE USING



                                                               TRVA         GGVA       MSVA
                                                               ----         ----       ----
      DEBT SECURITIES
        ASSET-BACKED SECURITIES
          Collateralized Mortgage Obligations and
            Multiclass Pass-Through Securities                   X           --         --
          Corporate Asset-Backed Securities                      X           --         --
          Mortgage Pass-Through Securities                       X            X         --
          Stripped Mortgage-Backed Securities                    X            X         --
        Corporate Securities                                     X           --         --
        Loans and Other Direct Indebtedness                      X            X         --
        Lower Rated Bonds                                        X            X         --
        Municipal Bonds                                          X            X         --
        U.S. Government Securities                               X            X          X
        Variable and Floating Rate Obligations                   X            X          X
        Zero Coupon Bonds, Deferred Interest
          Bonds and PIK Bonds                                    X            X          X
      Equity Securities                                          X            X          X
      FOREIGN SECURITIES EXPOSURE
        Brady Bonds                                              X            X         --
        Depositary Receipts                                      X            X          X
        Dollar-Denominated Foreign Debt
          Securities                                             X            X         --
        Emerging Markets                                         X            X          X
        Foreign Securities                                       X            X          X
      Forward Contracts                                          X            X          X
      Futures Contracts                                          X            X          X
      Indexed Securities/Structured Products                     X            X         --
      Inverse Floating Rate Obligations                          X            X         --
      INVESTMENT IN OTHER INVESTMENT COMPANIES
        Open-End Funds                                           X            X          X
        Closed-End Funds                                         X            X          X
      Lending of Portfolio Securities                            X            X          X
      LEVERAGING TRANSACTIONS
        Bank Borrowings                                         --           --         --
        Mortgage "Dollar-Roll" Transactions                     --           --         --
        Reverse Repurchase Agreements                           --           --         --

                                       A-3

     SYMBOLS     X VARIABLE ACCOUNT USES,        -- PERMITTED, BUT VARIABLE
                   OR CURRENTLY ANTICIPATES         ACCOUNT DOES NOT CURRENTLY
                   USING                            ANTICIPATE USING

                                                               TRVA         GGVA       MSVA
                                                               ----         ----       ----
      OPTIONS
        Options on Foreign Currencies                           --            X          X
        Options on Futures Contracts                            --            X          X
        Options on Securities                                   --            X          X
        Options on Stock Indices                                --            X          X
        Reset Options                                           --            X         --
        "Yield Curve" Options                                   --            X         --
      Repurchase Agreements                                      X            X          X
      Short Sales                                                X            X          X
      Short Term Instruments                                     X            X          X
      Swaps and Related Derivative Instruments                   X            X         --
      Temporary Borrowings                                       X            X          X
      Temporary Defensive Positions                              X            X          X
      "When-issued" Securities                                   X            X          X

This Prospectus sets forth information about the Contracts and the Variable Accounts that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Accounts has been filed with the SEC in a SAI dated May 1, 2002 which is incorporated herein by reference. The SAI is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:     Sun Life Assurance Company of Canada (U.S.)
        Retirement Products and Services
        P.O. Box 9133
        Wellesley Hills, Massachusetts 02481


     Please send me a Statement of Additional Information for Compass 2--Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account, Global Governments Variable Account and Managed Sectors Variable Account.

Name
          -----------------------------------------------------
Address
          -----------------------------------------------------

          -----------------------------------------------------
City                                 State                Zip
     -------------------------------      ---------------    -----------
Telephone
          --------------------------

                                                                    MAY 1, 2002


                             COMPASS 2 AND COMPASS 3

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

General Information                                                                                      2
The Variable Accounts' Investment Objectives, Policies and Restrictions                                  3
Management of the Variable Accounts                                                                      5
Annuity Provisions                                                                                      13
Other Contractual Provisions                                                                            14
Federal Tax Status                                                                                      15
Administration of the Contracts                                                                         18
Distribution of the Contracts                                                                           18
Accountants and Financial Statements                                                                    18
Appendix A -- The Fixed Account                                                                        A-1
Appendix B -- Examples of Certain Calculations                                                         B-1
Appendix C -- Withdrawals and Withdrawal Charges                                                       C-1
Appendix D -- Transactions in Securities of Regular Broker-Dealers and their Affiliates                D-1
Appendix E -- Investment Techniques, Practices and Risks                                               E-1
Appendix F -- Description of Bond Ratings                                                              F-1



     This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to prospective purchasers of Compass 2 and Compass 3 Combination Fixed/Variable Annuity Contracts for personal and qualified retirement plans (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account, Global Governments Variable Account and Managed Sectors Variable Account (the "Variable Accounts") which is not necessarily included in the Compass 2 and Compass 3 Prospectuses, each dated May 1, 2002 (the "Prospectuses"). This SAI should be read in conjunction with the Prospectuses, copies of which may be obtained without charge from the Company at its Annuity Service Mailing Address, Retirement Products and Services, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7215.


     The terms used in this SAI have the same meanings as those used in the Prospectuses.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                               GENERAL INFORMATION

THE COMPANY
     Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181. It has obtained authorization to do business in forty-eight states, the District of Columbia and Puerto Rico, and it is anticipated that the Company will be authorized to do business in all states except New York. The Company issues life insurance policies and individual and group annuities. The Company has formed a wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, which issues individual fixed and combination fixed/variable annuity contracts and group life and long-term disability insurance in New York and which offers in New York contracts similar to the Contracts offered by this Prospectus. The Company's other active subsidiaries are Sun Capital Advisers, Inc., a registered investment adviser, Clarendon Insurance Agency, Inc., a registered broker-dealer that acts as the general distributor of the Contracts and other annuity and life insurance contracts issued by the Company and its affiliates, Sun Life of Canada (U.S.) Distributors, Inc., a registered broker-dealer and investment adviser, New London Trust, F.S.B., a federally chartered savings bank, Sun Life Financial Services Limited which provides off-shore administrative services to the Company and Sun Life Assurance Company of Canada ("Sun Life (Canada)"), and Sun Life Information Services Ireland Limited, an offshore technology center.


     We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.


THE VARIABLE ACCOUNTS
     Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account ("GSVA"), Total Return Variable Account ("TRVA"), Global Governments Variable Account ("GGVA") and Managed Sectors Variable Account ("MSVA") are separate accounts of the Company, each of which meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

THE FIXED ACCOUNT
     If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures in this SAI with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see "Fixed Account" in Appendix A).

                  THE VARIABLE ACCOUNTS' INVESTMENT OBJECTIVES,
                            POLICIES AND RESTRICTIONS

     The investment objective and principal investment policies of each Variable Account are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Variable Account may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without contract holder approval unless indicated otherwise, are identified in APPENDIX A to the Prospectus, and are more fully described, together with their associated risks, in APPENDIX E of this SAI. The following percentage limitations (as a percentage of net assets) apply to these investment techniques and practices:


                                                                                 PERCENTAGE RESTRICTION
INVESTMENT LIMITATION                                                            (BASED ON NET ASSETS)
                                                                                 ---------------------
1. MMVA
   Finance Companies, Banks, Bank Holding Companies and
      Utilities Companies:                                                     75%
   Bank Obligations Where the Issuing Bank Has Capital, Surplus
      and Undivided Profit Less Than or Equal to $100 million:                 10%

2. HYVA
   Foreign Securities:                                                         25%
   Emerging Market Securities:                                                 5%
   Lower Rated Bonds:                                                          100%
   Securities Lending:                                                         30%

3. CAVA
   Foreign Securities:                                                         25%
   Lower Rated Bonds:                                                          5%
   Securities Lending:                                                         30%

4. TRVA
   Foreign Securities:                                                         up to (but not including) 20%
   Lower Rated Bonds:                                                          up to (but not including) 20%
   Securities Lending:                                                         30%

5. GGVA
   Foreign Securities:                                                         100%
   Emerging Market Securities:                                                 up to (but not including) 20%
   Securities Lending:                                                         30%

6. MSVA
   Foreign Securities:                                                         up to 50%
   Securities Lending:                                                         30%


INVESTMENT RESTRICTIONS THAT APPLY TO ALL VARIABLE ACCOUNTS:

     Each Account has adopted the following restrictions which may not be changed without approval of Owners or Payees under the Contracts or other variable annuity contracts.

     An Account may not:

          (1) BORROW MONEY: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

          (2) UNDERWRITE SECURITIES: underwrite securities issued by other persons, except that all or any portion of the assets of the Account may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Account may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

          (3) REAL ESTATE, OIL AND GAS, MINERAL INTERESTS, COMMODITIES: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Account reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities;

          (4) SENIOR SECURITIES: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

          (5) MAKE LOANS: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

          (6) INDUSTRY CONCENTRATION: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Variable Account, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

     Each Account has the following additional nonfundamental policy which may be changed without shareholder approval. Each Account will not:

          (1) Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Account's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Account's Board of Managers (or its delegee), will not be subject to this 15% limitation.

     Except with respect to Fundamental Investment Restriction (1), and each Account's nonfundamental restriction regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event of a violation of nonfundamental investment policy (1), the Account will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of contract owners.

                       MANAGEMENT OF THE VARIABLE ACCOUNTS

BOARDS OF MANAGERS

     Each Variable Account is under the general supervision of a Board of Managers. The members of each Board of Managers have been elected by Owners and other persons entitled to vote (See "Voting Rights" in the Prospectus). Members of the Boards of Managers of all seven Variable Accounts and officers of each of the Variable Accounts are the same. Their positions with the Accounts, length of time served, dates of birth, business addresses and principal occupations and other directorships during the last five years are listed below.



                                                                                      PRINCIPAL OCCUPATIONS &
                                POSITION(S) HELD            MEMBER/OFFICER          OTHER DIRECTORSHIPS(2) DURING
    NAME, DATE OF BIRTH            WITH FUND                    SINCE+                   THE PAST FIVE YEARS
    -------------------         ----------------            --------------           ---------------------------
INTERESTED MEMBERS:

Samuel Adams**                  Board Member                July 1982           Kirkpatrick & Lockhart LLP (Attorneys), of Counsel;
  (born 10/19/25)                                                               Warner & Stackpole (Attorneys), Partner (until 1999)

 David D. Horn*                 Board Member                April 1986          Private Investor; Retired; Sun Life Assurance
  (born 06/07/41)                                                               Company of Canada, Former Senior Vice President and
                                                                                General Manager for the United States (until 1997)

C. James Prieur*                Board Member                May 2001            Sun Life Assurance Company of Canada, President and
  (born 04/21/51)                                                               Chief Operating Officer (since April 1999), General
                                                                                Manager, U.S. (since November 1997), Vice President
                                                                                of Investments (1992 to November 1997)

INDEPENDENT MEMBERS:

J. Kermit Birchfield            Board Member                May 1997            Consultant; Displaytech, Inc. (manufacturer of
  (born 01/08/40)                                                               liquid crystal display technology), Managing
                                                                                Director; Century Partners, Inc. (investments),
                                                                                Managing Director; HPSC. Inc. (medical financing),
                                                                                Director; Dairy Mart Convenience Stores, Inc.
                                                                                (convenience stores), Director; Intermountain Gas
                                                                                Company Inc. (public utility gas distribution),
                                                                                Director

Robert C. Bishop                Board Member                May 2001            AutoImmune Inc. (pharmaceutical product
  (born 01/13/43)                                                               development), Chairman, Director, President and
                                                                                Chief Executive Officer; Millipore Corporation
                                                                                (purification/filtration products), Director;
                                                                                Quintiles Transnational Corp. (contract services to
                                                                                the medical industry), Director; One Equity Capital,
                                                                                Life Sciences Advisory Board Member

                                        5

Frederick H. Dulles             Board Member                May 2001            McFadden, Pilkington & Ward (solicitors and
  (born 03/12/42)                                                               registered foreign lawyers), Partner; Jackson &
                                                                                Nash, LLP (law firm), Of Counsel (January 2000
                                                                                to November 2000); McDermott, Will & Emery (law
                                                                                firm), Partner (April 1994 to December 1996), Of
                                                                                Counsel (January 1997 to April 1997)

Derwyn F. Phillips              Board Member                April 1986          Retired; The Gillette Company, Former Vice Chairman
  (born 08/31/30)                                                               (until 1991)

Robert G. Steinhart             Board Member                May 2001            Private investor; Bank One Corporation, officer
  (born 06/15/40)                                                               (until January 2000); Bank One, Texas, N.A., Vice
                                                                                Chairman and Director; Prentiss Properties Trust
                                                                                (real estate investment trust), Director; NCH
                                                                                Corporation (manufacturer and distributor) Director;
                                                                                United Auto Groups, Inc. (retail auto dealer),
                                                                                Director

Haviland Wright                 Board Member                May 2001            Displaytech, Inc. (manufacturer of liquid crystal
  (born 07/21/48)                                                               display technology), Chairman and Chief Executive
                                                                                Officer

TRUSTEE EMERITUS:

Garth Marston                   Trustee Emeritus                                Retired; Former Chairman, Provident Institution for
  (born 04/28/26)                                                               Savings

OFFICERS:

C. James Prieur*                President                   July 1999           Sun Life Assurance Company of Canada, President and
  (born 04/21/51)                                                               Chief Operating Officer (since April 1999), General
                                                                                Manager, U.S. (Since November 1997), Vice President
                                                                                of Investments (1992 to November 1997)

James R. Bordewick, Jr.**       Assistant Secretary         February 1997       Massachusetts Financial Services Company, Senior
  (born 03/06/59)               and Assistant Clerk                             Vice President and Associate General Counsel

Mark E. Bradley**               Assistant Treasurer         May 2001            Massachusetts Financial Services
  (born 11/23/59)                                                               Company, Vice President

Stephen E. Cavan**              Secretary and Clerk         February 1997       Massachusetts Financial Services Company, Senior
  (born 11/06/53)                                                               Vice President, General Counsel and Secretary

Robert R. Flaherty**            Assistant Treasurer         May 2001            Massachusetts Financial Services Company, Vice
  (born 09/18/63                                                                President (since August 2000); UAM Fund Services,
                                                                                Senior Vice President (prior to August 2000)

                                        6

Ellen Moynihan**                Assistant Treasurer         May 2001            Massachusetts Financial Services Company, Vice
  (born 11/13/57)                                                               President

James O. Yost**                 Assistant Treasurer         May 2001            Massachusetts Financial Services Company, Senior
  (born 06/12/60)                                                               Vice President


----------

+ Date first appointed to serve as Board Member/Officer of an MFS/Sun Life Product. Each Board Member has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the variable account. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Samuel Adams is an "interested person" of MFS because the law firm Kirkpatrick & Lockhart LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS.



     The Compass Variable Accounts do not hold annual meetings for the purpose of electing Board Members, and Board Members are not elected for fixed terms. This means that each Board Member will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

     All of the Members of the Boards of Managers of the Compass Variable Accounts are also Trustees of the MFS Sun Life Series Trust. The executive officers of the Compass Variable Accounts hold similar positions for the MFS Sun Life Series Trust and other funds in the MFS fund complex. Each Board Member serves as a Trustee or Manager of 38 Accounts/Series.

     No Board Member or officer had an ownership interest in the Variable Accounts or any other fund supervised by the Board Members as of the date of this SAI.

     All Members of the Boards of Managers and officers of the Variable Accounts who are associated with Sun Life (Canada) and its subsidiaries will continue in their present positions with these companies. The Variable Accounts pay no remuneration to Members of the Boards of Managers who also serve as officers of Sun Life (Canada) or its affiliates. The Members who are not officers of Sun Life Assurance Company of Canada, received the following fees from each Variable Account, depending on attendance at meetings.

                           TRUSTEE COMPENSATION TABLE


                                                                       TRUSTEE FEES(1)
                                                  --------------------------------------------------------
                                                     CAPITAL          GLOBAL       GOVERNMENT       HIGH
                                                  APPRECIATION      GOVERNMENTS    SECURITIES       YIELD
                                                    VARIABLE         VARIABLE       VARIABLE      VARIABLE
               TRUSTEE                               ACCOUNT          ACCOUNT        ACCOUNT       ACCOUNT
----------------------------------------          ------------      -----------    ----------     --------
          INTERESTED MEMBERS
----------------------------------------
Samuel Adams                                          $2,202              $39          $425         $382
David D. Horn                                          2,202               39           425          382
C. James Prieur                                            0                0             0            0

          INDEPENDENT MEMBERS
----------------------------------------
J. Kermit Birchfield                                   2,742               49           529          476
Robert C. Bishop                                       1,598               29           308          277
Frederick H. Dulles                                    1,706               31           329          296
William Gutow(3)                                       2,418               43           467          420
Derwyn F. Phillips                                     2,418               43           467          420
Robert G. Steinhart                                    1,706               31           329          296
Haviland Wright                                        1,706               31           329          296

           TRUSTEE EMERITUS
----------------------------------------
Garth Marston                                            820               15           158          142

                                                                            TRUSTEE FEES(1)
                                                      ----------------------------------------------------------
                                                       MANAGED       MONEY         TOTAL        TOTAL TRUSTEE
                                                       SECTORS      MARKET        RETURN        FEES FROM THE
                                                      VARIABLE     VARIABLE      VARIABLE     VARIABLE ACCOUNTS
               TRUSTEE                                 ACCOUNT      ACCOUNT       ACCOUNT    AND FUND COMPLEX(2)
----------------------------------------              --------     --------      --------    -------------------
          INTERESTED MEMBERS
----------------------------------------
Samuel Adams                                            $557         $297        $  822               $ 51,000
David D. Horn                                            557          297           822                 51,000
C. James Prieur                                            0            0             0                      0

          INDEPENDENT MEMBERS
----------------------------------------
J. Kermit Birchfield                                     694          370         1,023                 63,500
Robert C. Bishop                                         404          216           596                 37,000
Frederick H. Dulles                                      432          230           636                 39,500
William Gutow(3)                                         612          327           902                194,094
Derwyn F. Phillips                                       612          327           902                 56,000
Robert G. Steinhart                                      432          230           636                 39,500
Haviland Wright                                          432          230           636                 39,500

          TRUSTEE EMERITUS
----------------------------------------
Garth Marston                                            208          111           306                 19,000


----------

(1)  For the year ended December 31, 2001.
(2) Information provided for calendar year 2001. All Managers receiving compensation from the Accounts served as Managers or Trustees of 38 funds and registered accounts within the MFS fund complex, having aggregate net assets at December 31, 2001 of $13.6 billion, except Mr. Gutow, who served as Manager or Trustee of 108 funds and registered accounts within the MFS complex (having aggregate net assets at December 31, 2001, of approximately $76.9 billion).
(3)  Mr. Gutow retired as Trustee on December 31, 2001.

     The Board has established the following committees:

COMMITTEES



                        NUMBER OF
                    MEETINGS IN LAST
NAME OF COMMITTEE    FISCAL YEAR(1)                      FUNCTIONS                                       MEMBERS
AUDIT                      4           Provides oversight with respect to the accounting and       Birchfield*, Bishop*,
COMMITTEE                              auditing procedures of the Fund and, among other            Phillips*, Steinhart*
                                       things, considers the selection of the independent          and Wright*
                                       accountants for the Fund and the scope of the audit,
                                       and considers the effect on the independence of those
                                       accountants of any non-audit services such
                                       accountants provide to the Fund and any audit or
                                       non-audit services such accountants provide to other
                                       MFS Funds, MFS and/or certain affiliates.

NOMINATING                 0           Recommends qualified candidates to the Board in the         Birchfield*, Bishop*,
COMMITTEE                              event that a position is vacated or created. The            Dulles*, Phillips*,
                                       Nominating Committee would consider recommendations         Steinhart* and Wright*
                                       by shareholders if a vacancy were to exist.
                                       Shareholders wishing to recommend Trustee candidates
                                       for consideration by the Nominating Committee may do
                                       so by writing the Fund's Secretary. Such suggestions
                                       must be accompanied by complete biographical and
                                       occupational data on the prospective nominee, along
                                       with a written consent of the prospective nominee to
                                       consideration of his or her name by the Committee.

COMPENSATION               0           Administers and approves all elements of compensation       Birchfield*, Bishop*,
COMMITTEE                              for the Trustees who are not "interested persons"           Dulles*, Phillips*,
                                       of the Fund as defined in the 1940 Act or affiliated        Steinhart* and
                                       with the Fund's investment adviser.                         Wright*

BLUE BOOK                  0           Requests, reviews and considers the information             Birchfield*, Bishop*,
COMMITTEE                              deemed reasonably necessary to evaluate the terms           Dulles*, Phillips*,
                                       of the investment advisory and principal underwriting       Steinhart* and
                                       agreements and the Plan of Distribution under rule          Wright*
                                       12b-1 that the Fund proposes to renew or continue,
                                       and to make its recommendations to the full Board of
                                       Trustees on these matters.

GOVERNANCE                 0           Reviews and articulates the governance structure of         Prieur, Birchfield*
COMMITTEE                              the Board of Trustees. The Committee advises and            and Dulles*
                                       makes recommendations to the Board on matters
                                       concerning directorship practices and recommendations
                                       concerning the functions and duties of the committees
                                       of the Board.

PORTFOLIO                  0           Reviews MFS' process and procedures, internal controls      Birchfield*, Bishop*,
TRADING                                and compliance monitoring relating to portfolio             Dulles*, Prieur,
COMMITTEE                              trading, best execution and brokerage costs and trade       Steinhart* and
                                       allocations.                                                Wright*

PRICING                    0           Reviews procedures for the valuation of securities and      Adams, Birchfield*,
COMMITTEE                              periodically reviews information from MFS regarding         Horn and Phillips*
                                       fair value and liquidity determinations made pursuant
                                       to the board-approved procedures, and makes related
                                       recommendations to the full Board and, if requested by
                                       MFS, assists MFS's internal valuation committee and/or
                                       the full Board in resolving particular valuation matters.



(1) The Compensation Committee, Blue Book Committee, Governance Committee and Portfolio Trading Committee were established on January 23, 2002.
*    Non-Interested or Independent Trustees.

     Each Variable Account and its Adviser and Distributor have adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Variable Account. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC.

INVESTMENT ADVISER
     Massachusetts Financial Services Company ("MFS" or the "Adviser") is the investment manager for each of the Variable Accounts. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, MFS/Sun Life Series Trust and certain other investment companies established or distributed by MFS and/or its affiliates. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States.

     MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life (Canada). MFS operates as an autonomous organization and the obligation of performance with respect to the investment management agreements is solely that of MFS. The Company undertakes no obligation in this respect.

(1) INVESTMENT MANAGEMENT AGREEMENTS
     MFS manages each Variable Account pursuant to an Investment Management Agreement ("Agreement"). Each Agreement provides that MFS shall act as the Variable Account's investment adviser and manage its investments.


     In connection with their deliberations with regard to approval of the Variable Account's current investment management agreement with MFS, the Board Members considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the contract owners of the Variable Account. Such factors include the nature, quality and extent of the services furnished by MFS to the Variable Account; the investment record of the Variable Account; comparative data as to investment performance, management fees and expense ratios; possible economies of scale; the necessity of MFS maintaining its ability to continue to retain and attract capable personnel to serve the Variable Account; the risks assumed by MFS; possible benefits to MFS from serving as adviser of the Variable Account and from providing certain administrative services to the Variable Account and from affiliates of MFS serving as principal underwriter and contract owner servicing agent of the Variable Account; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the existence of appropriate incentives to assure that MFS will continue to furnish high quality services to the Variable Account; and various other factors. The non-interested Board Members were assisted in this process by their own legal counsel from whom they received separate legal advice. Based upon their review, the Board Members determined that the investment management agreement was reasonable, fair and in the best interests of the Variable Account and its contract owners. The Board Members also concluded that the fees provided in the investment management agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     MFS is paid maximum investment management fee for each Variable Account as follows:

                                                       INVESTMENT MANAGEMENT FEE AS A
    VARIABLE ACCOUNT                               % OF AVERAGE DAILY NET ASSETS ("ADNA")
--------------------------              ---------------------------------------------------------
GSVA                                    0.55% of first $300 million in ADNA and 0.495% of ADNA in
                                        excess of $300 million
-------------------------------------------------------------------------------------------------
MMVA                                    0.50%
-------------------------------------------------------------------------------------------------
CAVA
GGVA                                    0.75% of first $300 million in ADNA and 0.675% of ADNA in
HYVA                                    excess of $300 million
MSVA
TRVA


     Each Variable Account pays its respective fees and expenses of the Board of Managers, independent certified public accountants, counsel, and custodian, the cost of reports and notices to owners of contracts, brokerage commissions and transaction costs, foreign and domestic taxes and registration fees. MFS has undertaken to reimburse each Variable Account whose operating expenses, excluding taxes, extraordinary expenses and brokerage and transaction costs, and excluding the mortality and expense risk charges and contract maintenance charges payable to the Company, exceed 1.25% of the average daily net assets of the Variable Account for the calendar year. No reimbursements were made in 1998, 1999 or 2000. The investment management fees paid by the Variable Accounts during 1999, 2000 and 2001, respectively, were as follows:



                                       MANAGEMENT               MANAGEMENT               MANAGEMENT
                                      FEES PAID FOR            FEES PAID FOR            FEES PAID FOR
                                       FISCAL YEAR              FISCAL YEAR              FISCAL YEAR
     VARIABLE ACCOUNT                  ENDED 1999     % ADNA    ENDED 2000     % ADNA    ENDED 2001     % ADNA
--------------------------            -------------   ------   -------------   ------   -------------   ------
CAVA                                    $5,122,381      0.71%    $5,840,130      0.71%     $3,870,000    0.74%
GGVA                                       128,971      0.75         95,841      0.75          69,879    0.75
GSVA                                       944,603      0.55        785,456      0.55         724,679    0.55
HYVA                                     1,141,799      0.75        914,558      0.75         767,069    0.75
MMVA                                       606,974      0.50        596,134      0.50         427,849    0.50
MSVA                                     1,098,302      0.75      1,647,654      0.75         859,000    0.75
TRVA                                     2,261,784      0.75      1,873,768      0.75       1,819,897    0.75


(2) ADMINISTRATOR

     MFS provides the Variable Accounts with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Variable Account pays MFS an administrative fee up to 0.0175% on the first $2.0 billion; 0.130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Variable Account's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the years ended December 31, 1999, 2000 and 2001 MFS received fees under this Agreement as follows:



                                                                             1999        2000       2001
                                                                            -------    --------    -------
CAVA                                                                        $92,463    $121,251    $65,000
GGVA                                                                          2,258       1,829      1,239
GSVA                                                                         22,388      20,471     14,593
HYVA                                                                         19,618      17,787     11,819
MMVA                                                                         15,997      17,005     10,093
MSVA                                                                         17,988      32,165     14,000
TRVA                                                                         39,300      35,451     27,567


(3) PORTFOLIO TRANSACTIONS

     In placing orders for any purchases and sales of portfolio securities for the Variable Accounts, MFS will select broker-dealer firms by giving primary consideration to the quality, quantity and nature of the firms' professional services, which include execution, clearance procedures and market, statistical and other research information provided to the Variable Accounts, MFS and its affiliates. Any research benefits provided by broker-dealers may be available to all clients of MFS or its affiliates, which may include the Company, Sun Life (Canada) and Sun Life Insurance and Annuity Company of New York. Consistent with the foregoing primary consideration and the Conduct Rules of the National Association of Securities Dealers, Inc., MFS may consider sales of the Contracts and other contracts participating in the Variable Accounts as a factor in the selection of such broker-dealer firms. While MFS is primarily responsible for the allocation of the brokerage business of each of the Variable Accounts, the policies and practices of MFS in this regard must be consistent with the foregoing and will at all times be subject to review by the Boards of Managers of the Variable Accounts. Brokerage commissions paid by certain Variable Accounts during 1999, 2000 and 2001 were as follows:



                                                                      BROKERAGE COMMISSIONS PAID
                                                             ---------------------------------------------
                   VARIABLE ACCOUNT                             1999            2000               2001
---------------------------------------------------          ----------       ----------        ----------
CAVA                                                         $1,358,841       $1,710,662        $1,313,167
MSVA                                                            702,957          949,811           544,175
TRVA                                                            300,309          300,927           244,875



     No commissions were paid by HYVA, MMVA, GSVA or GGVA in 1999, 2000 and 2001.


     See Appendix D for transactions in securities of regular broker-dealers and affiliates of regular broker-dealers for the Accounts.

     Each Variable Account entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Variable Account receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Variable Account, including the Variable Account's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

     At times investment decisions may be made to purchase or sell the same security for one or more Variable Accounts and for one or more of the other client portfolios managed by MFS or its advisory affiliate. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. At other times one such client may be purchasing the same security that another client is selling. In this event MFS has discretion to place both such orders with broker-dealers or to arrange for the completion of the transaction between the clients without the use of broker-dealers. The Boards of Managers of the Variable Accounts have authorized MFS to arrange for the Variable Accounts to purchase securities from or to sell securities to another investment company for which MFS or its advisory affiliate serves as investment adviser.

     In addition to using broker-dealers to execute portfolio securities transactions for the Variable Accounts, MFS and/or Clarendon Insurance Agency, Inc., the distributor of the Contracts and a wholly-owned subsidiary of the Company, may enter into other types of business transactions with broker-dealers relating to the distribution of the Contracts. These other transactions will be unrelated to the allocation of the Variable Accounts' portfolio securities transactions.

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS
     On the Annuity Commencement Date the Contract's Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

     The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

     For a description of fixed annuity payments see Appendix B.

     For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE
     The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (See "Net Investment Factor" in the Prospectus) for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. This factor is
0.99989255 for a one day Valuation Period.

     For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

                          OTHER CONTRACTUAL PROVISIONS

OWNER AND CHANGE OF OWNERSHIP
     The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

     Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

     The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY
     The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

     Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

CUSTODIAN


     State Street Bank and Trust Company and Chase Manhattan Bank (each a "Custodian") are the Custodians of the assets of the Variable Accounts.

     The Custodian's responsibilities include safekeeping and controlling the Variable Accounts' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Variable Accounts' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts serving as the Variable Accounts' foreign custody manager, providing reports on foreign securities depositaries and, with respect to State Street Bank and Trust Company, calculating Accumulation Unit and Annuity Unit values. The Custodian does not determine the investment policies of the Variable Accounts or decide which securities the Variable Accounts will buy or sell. The Variable Accounts may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve--Treasury Department Book Entry System or the Depository Trust Company.

                               FEDERAL TAX STATUS

INTRODUCTION
     The Contracts described in the Prospectuses are designed for use in connection with retirement plans that may or may not be qualified plans under Sections 401, 403, 408 or 408A or, in the case of Compass 2 Contracts, Section 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary depends on the Company's tax status, upon the type of retirement plan for which the Contract is purchased, and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax laws (including recently enacted amendments), and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNTS
     The Company is taxed as a life insurance company under the Code. Although the operations of the Variable Accounts are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Accounts are not separately taxable as regulated investment companies or otherwise as taxable entities separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends, and net capital gains) of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL
     Generally, no tax is imposed on the increase in the value of a Contract held by an individual Owner until distribution occurs, either as annuity payments under the annuity option elected or in the form of cash withdrawals or lump-sum payments prior to the Annuity Commencement Date.

     Corporate Owners and other Owners that are not natural persons (other than the estate of a decedent Owner) are subject to current taxation on the annual increase in the value of a Non-Qualified Contract's Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement). This provision does not apply to earnings accumulated under an immediate annuity (as defined below). This provision applies to earnings on Purchase Payments made after February 28, 1986.

     The following discussion of annuity taxation applies only to contributions (and attributable earnings) made to Non-Qualified Contracts after August 13, 1982. If an Owner has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for this Contract, then different tax treatment will apply to the contributions (and attributable earnings) made before August 14, 1982. For example, non-taxable principal may be withdrawn before taxable earnings and the 10% penalty tax for early withdrawal is not applicable.

     In the case of a Non-Qualified Contract (other than a Contract issued in exchange for a contract issued prior to August 14, 1982, as discussed above), a partial cash withdrawal (that is, a withdrawal of less than the entire value of the Contract's Accumulation Account), must be treated first as a withdrawal from the excess of the Accumulation Account's value over the Contract's cost basis. The amount of the withdrawal so allocable will be includible in the Owner's income. Similarly, if an individual receives a loan under a Contract or if the Contract is assigned or pledged as collateral for a loan, the amount of the loan or the amount assigned or pledged must be treated as if withdrawn from the Contract. (For Non-Qualified Contracts entered into after October 21, 1988 (or any annuity contract entered into on or before such date that is exchanged for a Non-Qualified Contract issued after such date), any withdrawal or loan amount that is includible in the Owner's income will increase the Contract's cost basis. Repayment of a loan or payment of interest on a loan will not affect the Contract's cost basis. For these purposes the Contract's

Accumulation Account value will not be reduced by the amount of any loan, assignment, or pledge of the Contract. In addition, all non-qualified deferred annuity contracts that are issued by the Company to the same Owner during any calendar year will be treated as a single annuity contract. Therefore, the proceeds of a withdrawal or loan from, or assignment or pledge of, one or more such contracts will be fully includible in the Owner's income to the extent of the aggregate excess of the accumulation account values over the cost bases of all such contracts entered into during the calendar year).

     The taxable portion of a cash withdrawal or a lump-sum payment prior to the Annuity Commencement Date is subject to tax at ordinary income rates. In the case of payments after the Annuity Commencement Date under the annuity option elected, a portion of each payment generally is taxable at ordinary income rates. The nontaxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio that the cost basis of the Contract bears to the expected return under the Contract. The remainder of the payment is taxable.

     The total amount that a Payee may exclude from income through application of the "exclusion ratio" is limited to the cost basis in the Contract. If an Annuitant survives for his full life expectancy so that the Payee recovers the entire basis in the Contract, any subsequent annuity payment after basis recovery will be fully taxable as income. Conversely, if the Annuitant dies before the Payee recovers the entire basis, the Payee will be allowed a deduction for the amount of the unrecovered basis. This limitation applies to distributions made under a Contract with an Annuity Commencement Date after December 31, 1986.

     In the case of Non-Qualified Contracts, taxable cash withdrawals and lump-sum payments will be subject to a 10% penalty, except in the circumstances described below. This 10% penalty also affects certain annuity payments. In a situation where this penalty applies, the recipient's tax for the tax year in which the amount is received shall be increased by an amount equal to 10% of the portion of the amount which is includible in the recipient's gross income. This penalty will not apply to distributions which are: (a) made after the Owner has reached age 59 1/2; (b) made to a Beneficiary or to the estate of the Owner upon the death of the Owner; (c) attributable to the Owner's becoming disabled, so as to be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration; (d) allocable to Purchase Payments made before August 14, 1982; or (e) one of a series of substantially equal periodic payments made for the life of the Owner or over the joint lives of the Owner and a designated beneficiary. In the case of this last exception payments cannot be made less frequently than annually. Further, any modification of the payment schedule before the later of five years after payments commence or the Owner reaching age 59 1/2 will trigger the penalty tax with respect to current and prior distributions (plus, in the case of prior distributions, interest thereon). The withdrawal penalty does not apply to distributions under an immediate annuity (defined as a single premium contract with an annuity commencement date within one year of the date of purchase). In the case of Contracts issued prior to January 18, 1985, the penalty on taxable cash withdrawals and lump sum distributions will not apply if the amount withdrawn is allocable to a Purchase Payment made prior to the preceding ten year period. For this purpose, a "first in, first out" rule is used, so that the earliest Purchase Payment with respect to which amounts have not been previously fully allocated will be deemed to be the source of the amount.

     If the Owner of a Non-Qualified Contract dies before the Annuity Commencement Date, the entire value of the Contract's Accumulation Account must be either (1) distributed within five years after the date of death of the Owner, or (2) distributed over some period not greater than the expected life of the designated Payee, with annuity payments beginning within one year after the date of death of the Owner. These distribution requirements will not apply where the spouse of the Owner is the designated Beneficiary; rather, in such a case, the Contract may be continued in the name of the spouse as Owner. If the Owner/Annuitant dies on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect. In the case of Contracts issued prior to January 18, 1985, these rules regarding distributions upon the death of the Owner or the Annuitant will not apply. In the case of Contracts issued after April 22, 1987, where the Owner of a Contract is not an individual, the rules requiring distributions upon the death of the Owner will be applied with respect to the Annuitant, resulting in income to the Payee. In such a case, a change in the Annuitant would be treated as the death of the Owner. Distributions required due to the death of the Owner (or, where the Owner is not an individual, to the death of the Annuitant) will not be subject to the 10% penalty on premature distributions. A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and consult a tax adviser regarding distribution requirements upon death.

     A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the excess of the cash surrender value over the Contract's cost basis. This provision applies to Contracts issued after April 22, 1987.

     In the case of Qualified Contracts, distributions made prior to age 59 1/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

     The Company will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

     In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and individual retirement accounts.

     Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

     The Tax Reform Act of 1984 authorizes the Internal Revenue Service to promulgate regulations that prescribe investment diversification requirements for segregated asset accounts underlying non-qualified variable contracts. Contracts that do not comply with these regulations do not qualify as "annuities" for income tax purposes. The Internal Revenue Service has issued Regulations containing diversification requirements for segregated asset accounts and mutual fund series underlying non-qualified variable contracts. The Regulations provide generally that a segregated asset account (such as the Variable Accounts) will be adequately diversified if (1) not more than 55% of its total assets are invested in the securities of one issuer, (2) not more than 70% of its total assets are invested in the securities of two issuers, (3) not more than 80% of its total assets are invested in the securities of three issuers, and (4) not more than 90% of its total assets are invested in the securities of four issuers. In the case of "government securities," each United States government agency or instrumentality is treated as a separate issuer. "Government securities" include any security that is issued or guaranteed by the United States or an instrumentality of the United States and related options, Futures Contracts and Options on Futures Contracts. The Company believes the Variable Accounts comply with the Regulations.

     The preamble to the Regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract or the Variable Accounts) necessary to comply with the guidelines.

                         ADMINISTRATION OF THE CONTRACTS

     The Company performs certain administrative functions relating to the contracts participating in the Variable Accounts and the Variable Accounts. These functions include, among other things, maintaining the books and records of the Variable Accounts and maintaining records of the name, address, taxpayer identification number, contract number, type of contract issued to each owner, the status of the accumulation account under each contract and other pertinent information necessary to the administration and operation of the contracts.

                          DISTRIBUTION OF THE CONTRACTS


     The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of the Company. Commissions and other distribution compensation will be paid by the Company and will not be more than 5.11% of the Purchase Payments under Compass 2 Contracts and 6.11% of the Purchase Payments under Compass 3 Contracts. In addition, after the first Contract Year broker dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account value. In addition to commissions, the Company may, from time to time, as permitted by applicable regulations, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or other contracts offered by the Company. Commissions will not be paid with respect to Contracts established for the personal accounts of employees of the Company or any of its affiliates or of persons engaged in the distribution of the Contracts. During 1999, 2000 and 2001, the following approximate amounts were paid to and retained by Clarendon in connection with the distribution of Compass 2 and Compass 3 Contracts participating in the Variable Accounts:



                                                      1999                   2000                 2001
                                                    --------               --------             --------
Compass 2                                           $142,380               $114,394             $ 91,432
Compass 3                                            573,120                399,246              272,391


                      ACCOUNTANTS AND FINANCIAL STATEMENTS

     Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, are the Variable Accounts' independent certified public accountants providing auditing and other professional services.

     The financial statements of the Company are included in this SAI.

     The financial statements of the Variable Accounts are incorporated in this SAI by reference from the Variable Accounts' Annual Report to contract owners for the year ended December 31, 2000. These financial statements of the Variable Accounts have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

     The financial statements of the Variable Accounts reflect units outstanding and expenses incurred under both Compass 2 and Compass 3 Contracts, which impose different contract charges (see "Contract Charges" in the Prospectuses and Note 3 to the financial statements of the Variable Accounts).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                  -------------------------------
                                                                     2001       2000      1999
                                                                   --------   --------   -------
                                                                             (IN MILLIONS)
Revenues
   Premiums and annuity considerations                             $     41   $     45   $    45
   Net investment income                                                282        288       365
   Net realized investment gains (losses)                                24        (20)        2
   Fee and other income                                                 284        298       218
                                                                   --------   --------   -------
Total revenues                                                          631        611       630
                                                                   --------   --------   -------
Benefits and expenses
   Policyowner benefits                                                 309        338       335
   Other operating expenses                                             152        165       101
   Amortization of deferred policy acquisition costs                    121        124        68
                                                                   --------   --------   -------
Total benefits and expenses                                             582        627       504
                                                                   --------   --------   -------
Income (loss) from operations                                            49        (16)      126
   Interest expense                                                      94         45        43
                                                                   --------   --------   -------
Income (loss) before income tax expense and discontinued
   operations                                                           (45)       (61)       83
                                                                   --------   --------   -------
Income tax expense (benefit):
   Federal                                                              (26)       (62)       29
   State                                                                 (1)        (2)       --
                                                                   --------   --------   -------
   Income tax expense (benefit)                                         (27)       (64)       29
                                                                   --------   --------   -------
Net income (loss) from continuing operations before
   cumulative effect of change in accounting principle                  (18)         3        54
Cumulative effect of change in accounting principle, net of tax           5         --        --
                                                                   --------   --------   -------
Net income (loss) from continuing operations                            (13)         3        54
Net loss on disposal of subsidiaries, after tax                          --         --       (12)
Discontinued operations                                                  --         --         1
                                                                   --------   --------   -------
Net income (loss)                                                  $    (13)  $      3   $    43
                                                                   ========   ========   =======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

CONSOLIDATED BALANCE SHEETS

                                                                              DECEMBER 31,
                                                                          ----------------------
                                                                             2001         2000
                                                                          ---------      -------
                                                                           (IN MILLIONS EXCEPT
                                                                             PER SHARE DATA)
ASSETS
Investments
   Available-for-sale fixed maturities at fair value (amortized cost
     of $2,040 and $2,455 in 2001 and 2000, respectively)                 $   2,098     $  2,501
   Trading fixed maturities at fair value (amortized cost of
     $1,020 and $636 in 2001 and 2000, respectively)                          1,041          648
   Subordinated note from affiliate held-to-maturity (fair value
     of $620 and $546 in 2001 and 2000, respectively)                           600          600
   Short-term investments                                                       103          112
   Mortgage loans                                                               915          846
   Real estate                                                                   84           78
   Policy loans                                                                  43           42
   Other invested assets                                                         67           75
                                                                          ---------     --------
Total investments                                                             4,951        4,902
Cash and cash equivalents                                                       180          390
Accrued investment income                                                        64           65
Deferred policy acquisition costs                                               766          762
Outstanding premiums                                                              4            3
Other assets                                                                    112           62
Separate account assets                                                      16,233       17,874
                                                                          ---------     --------
Total assets                                                               $ 22,310     $ 24,058
                                                                          =========     ========

LIABILITIES
Future contract and policy benefits                                        $    691     $    715
Contractholder deposit funds and other policy liabilities                     3,146        3,313
Unearned revenue                                                                 12            5
Accrued expenses and taxes                                                      116           53
Deferred federal income taxes                                                    99           41
Long-term debt payable to affiliates                                            565          565
Partnership Capital Securities                                                  608          608
Other liabilities                                                               108          123
Separate account liabilities                                                 16,233       17,874
                                                                          ---------     --------
Total liabilities                                                            21,578       23,297
                                                                          ---------     --------
Commitments and contingencies--Note 15

STOCKHOLDER'S EQUITY
Common stock, $1,000 par value--10,000 shares authorized;
   6,437 shares issued and outstanding in 2001 and 2000                    $      6     $      6
Additional paid-in capital                                                      265          265
Accumulated other comprehensive income                                           38           39
Retained earnings                                                               423          451
                                                                          ---------     --------
Total stockholder's equity                                                      732          761
                                                                          ---------     --------
Total liabilities and stockholder's equity                                 $ 22,310     $ 24,058
                                                                          =========     ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                  --------------------------------
                                                                     2001       2000      1999
                                                                   --------   --------   -------
                                                                           (IN MILLIONS)
Net income                                                         $    (13)  $      3   $    43
                                                                   --------   --------   -------
Other comprehensive income
   Net change in unrealized holding gains (losses) on
     available-for-sale securities, net of tax                           (1)        31      (69)
                                                                   --------   --------   -------
   Other comprehensive income                                            (1)        31      (69)
                                                                   --------   --------   -------
Comprehensive income                                               $    (14)  $     34   $  (26)
                                                                   ========   ========   =======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                  FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999
                                           -----------------------------------------------------------------
                                                                       ACCUMULATED
                                                         ADDITIONAL       OTHER                    TOTAL
                                                           PAID-IN    COMPREHENSIVE  RETAINED  STOCKHOLDER'S
                                           COMMON STOCK    CAPITAL       INCOME      EARNINGS     EQUITY
                                           ------------  ----------   -------------  --------  -------------
                                                                      (IN MILLIONS)
Balance at December 31, 1998                 $     6      $    199      $     77      $   495     $  777
Comprehensive income:
   Net income                                                                              43         43
   Dividends declared                                                                     (80)       (80)
   Other comprehensive income
   (loss)                                                                    (69)                    (69)
                                             -------      --------      --------      -------     ------
Balance at December 31, 1999                       6           199             8          458        671
Comprehensive income:
   Net income                                                                               3          3
   Dividends declared                                                                     (10)       (10)
   Additional paid in capital                                   66                                    66
   Other comprehensive income                                                 31                      31
                                             -------      --------      --------      -------     ------
Balance at December 31, 2000                       6           265            39          451        761
Comprehensive income:
   Net income (loss)                                                                      (13)       (13)
   Dividends declared                                                                     (15)       (15)
   Other comprehensive income
   (loss)                                                                     (1)                     (1)
                                             -------      --------      --------      -------     ------
Balance at December 31, 2001                 $     6      $    265      $     38      $   423     $  732
                                             =======      ========      ========      =======     ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                                        --------------------------------
                                                                          2001         2000        1999
                                                                        --------      -------     ------
                                                                                (IN MILLIONS)
Cash Flows From Operating Activities:
   Net income (loss) from continuing operations                         $    (13)     $     3     $   54
   Adjustments to reconcile net income (loss) to net cash provided by operating activities:
       Amortization of discount and premiums                                   3           (1)        (1)
       Depreciation and amortization                                           2            3          4
       Net realized (gains) losses on investments                            (24)          20         (2)
       Net unrealized gains on trading fixed maturities                       (9)         (13)        --
       Interest credited to contractholder deposits                          176          196        216
       Deferred federal income taxes                                          56          (53)        15
       Cumulative effect of change in accounting principle, net of tax        (5)          --         --
       Cash dividends from subsidiaries                                       --           --         19
Changes in assets and liabilities:
   Deferred acquisition costs                                                (17)         (83)       (88)
   Accrued investment income                                                   2           (6)        11
   Other assets                                                              (46)          15        (75)
   Future contract and policy benefits                                       (23)         (15)        (8)
   Other, net                                                                 55           39         72
                                                                        --------      -------     ------
Net cash provided by operating activities                                    157          105        217
                                                                        --------      -------     ------
Cash Flows From Investing Activities:
   Sales, maturities and repayments of:
     Available-for-sale fixed maturities                                   1,251        1,002      1,241
     Trading fixed maturities                                                379          187         --
     Subsidiaries                                                             --           --         57
     Other invested assets                                                     4           --         --
     Mortgage loans                                                          112          209        386
     Real estate                                                              10           36          3
   Purchases of:
     Available-for-sale fixed maturities                                    (823)        (738)      (615)
     Trading fixed maturities                                               (751)        (821)        --
     Subsidiaries                                                             (5)          --         --
     Other invested assets                                                    (1)          (2)        (7)
     Mortgage loans                                                         (185)        (122)      (345)
     Real estate                                                             (16)         (15)        (2)
   Changes in other investing activities, net                                  1            3          3
   Net change in policy loans                                                 --           (1)         2
   Net change in short-term investments                                        9           34        156
                                                                        --------      -------     ------
Net cash provided by (used in) investing activities                          (15)        (228)       879
                                                                        --------      -------     ------
Cash Flows From Financing Activities:
   Deposits to contractholder deposit funds                                1,557        1,962      1,537
   Withdrawals from contractholder deposit funds                          (1,894)      (1,988)    (2,268)
   Dividends paid to stockholder                                             (15)         (10)       (80)
                                                                        --------      -------     ------
Net cash used in financing activities                                       (352)         (36)      (811)
                                                                        --------      -------     ------
Net change in cash and cash equivalents                                     (210)        (160)       285
   Cash and cash equivalents, beginning of year                              390          550        265
                                                                        --------      -------     ------
   Cash and cash equivalents, end of year                               $    180      $   390     $  550
                                                                        ========      =======     ======
Supplemental Cash Flow Information
   Interest paid                                                        $     94      $    43     $   43
   Income taxes paid                                                          11           64          6
Non-cash Transaction

On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its 100% ownership in Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS.

CONSOLIDATED STATEMENTS OF CASH FLOWS (IN MILLIONS)

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") was incorporated in 1970 as a life insurance company domiciled in the state of Delaware. As of December 31, 2000, the Company was licensed in 48 states and certain other territories. Effective January 31, 2001, the Company became authorized to do business in 49 states. In addition, the Company's wholly-owned insurance subsidiary, Sun Life Insurance and Annuity Company of New York, is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts, group life and disability insurance, insurance third party administration, and other asset management services.

The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. Sun Life Assurance Company of Canada is a life insurance company domiciled in Canada that reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc., is now the ultimate parent of Sun Life Assurance Company of Canada and the Company.

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2001, the Company owned all of the outstanding shares of Sun Life Insurance and Annuity Company of New York, Sun Life of Canada (U.S.) Distributors, Inc., Sun Life Financial Services Limited, Sun Benefit Services Company, Inc., Sun Capital Advisers, Inc., Sun Life of Canada (U.S.) SPE 97-I, Inc., Sun Life of Canada (U.S.) Holdings General Partner, Inc., Vision Financial Corporation and Clarendon Insurance Agency, Inc. The results are also consolidated with Sun Life of Canada Funding, LLC, which is owned by a trust sponsored by the Company and Sun Life of Canada (U.S.) Limited Partnership I, for which Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner.

Sun Life Insurance and Annuity Company of New York is engaged in the sale of individual fixed and variable annuity contracts and group life, disability insurance and stop loss contracts in its state of domicile, New York. Sun Life of Canada (U.S.) Distributors, Inc. is a registered investment adviser and broker-dealer. Sun Life Financial Services Limited serves as the marketing administrator for the distribution of the offshore products of Sun Life Assurance Company of Canada, an affiliate. Sun Capital Advisers, Inc. is a registered investment adviser. Sun Life of Canada (U.S.) SPE 97-I, Inc. was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. Sun Life of Canada (U.S.) Holdings General Partner, Inc. is the sole general partner of Sun Life of Canada (U.S.) Limited Partnership I. Clarendon Insurance Agency, Inc. is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates. As of December 31, 2001, Sun Benefit Services Company, Inc. was inactive. Sun Life of Canada Funding, LLC was organized for the purpose of engaging in activities incidental to establishing the new guaranteed investment products of the Company. Sun Life of Canada (U.S.) Limited Partnership I was established to purchase subordinated debentures issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., and to issue Partnership Capital Securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I.

On March 12, 2001, the Company purchased Vision Financial Corporation for approximately $5.0 million and acquired approximately $1.6 million of goodwill. Vision Financial Corporation, based in Keene, N.H., is a third-party administrator that specializes in the administration of insurance products sold at the worksite. The Company has recorded the acquisition using the purchase method of accounting. The results of operations of Vision Financial Corporation for the years ended December 31, 2001 and 2000 were not material to the consolidated financial statements.

In June 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. Sun Life Information Services Ireland, Limited provides information systems development services to Sun Life Assurance Company of Canada and its subsidiaries.

During 1999, the Company sold two of its subsidiaries, Massachusetts Casualty Insurance Company ("MCIC") (sold February 1999) and New London Trust F.S.B. ("NLT") (sold October 1999). MCIC is a life insurance company that issues only individual disability income policies. NLT is a federally chartered savings bank, which grants commercial, residential real estate and installment loans. The results of operations of MCIC and NLT are reported as discontinued operations.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The most significant estimates are those used in determining deferred policy acquisition costs, investment allowances and the liabilities for future policyholder benefits. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2001 presentation.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses. Financial instruments are more fully described in Note 6.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short-term bank participations. All such investments have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity, trading, or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums, and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Securities that do not meet this criterion are classified as available-for-sale. Available-for-sale securities are carried at aggregate fair value with changes in unrealized gains or losses reported net of policyholder related amounts and of deferred income taxes in a separate component of other comprehensive income. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

The Company's accounting policy for impairment requires recognition of an other than temporary impairment write-down on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for additional impairment, if necessary.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

Other invested assets consist primarily of leveraged leases and tax credit partnerships.

The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk.

Investment income is recognized on an accrual basis. Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment or a group of investments is determined to be other than temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income on loans is recorded on the accrual basis. Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed quarterly and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Also included in other assets are assets pledged as collateral for open derivative contracts (See "Derivatives" section of Note 3 of the consolidated financial statements.) Reinsurance receivables from reinsurance ceded are also included in other assets.

POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for traditional life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities and guaranteed investment contracts. The liabilities are determined using the retrospective deposit method and consist of net deposits and investment earnings less administrative charges. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

REVENUE AND EXPENSES

Premiums for traditional individual life and annuity products are considered revenue when due. Premiums related to group life and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than deferred policy acquisition costs, benefits and expenses related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, benefits include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

INCOME TAXES

The Company and its subsidiaries participate in a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. and other affiliates. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments, and are generally not chargeable with liabilities that arise from any other business of the Company.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the contractholder.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value will be recognized in earnings.

The Company applied SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. As a result, the Company recorded as a change in accounting principle in the accompanying consolidated statements of income, a cumulative transition adjustment of $5.2 million, net of tax, that increased earnings relating to embedded derivatives. Prior to the adoption of SFAS No. 133, the Company had been recognizing changes in fair value of derivatives in earnings; however, embedded derivatives in insurance contracts had not been accounted for separately.

During 2001, the Company adopted the requirements of Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 102, "Selected Loan Loss Allowance and Documentation Issues". The adoption of SAB No. 102 had no material effect on the Company's financial position or results of operations.

In July 2000, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Certain Investments". This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other than temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. The Company adopted EITF No. 99-20 in June 2001; it had no material impact on the Company's financial condition or results of operations.

In September 2000, the FASB issued SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This standard revises the methods for accounting for securitizations and other transfers of financial assets and collateral as outlined in SFAS No. 125, and requires certain additional disclosures. Adoption of this standard did not have a material effect on the Company's financial position or results of operations.

In July 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets". These Statements will change the accounting for business combinations and goodwill in two significant ways. First, SFAS No. 141 requires that the purchase method of accounting be used for all business combinations completed after June 30, 2001. Use of the pooling-of-interests method will be prohibited. Second, SFAS No. 142 changes the accounting for goodwill from an amortization method to an impairment-only approach. Thus, amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of that Statement, which for companies with calendar year ends, will be January 1, 2002. Adopting SFAS No. 141 and SFAS No. 142 is not expected to have a material impact on the Company.

Also in July 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which relates to financial accounting and reporting of obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company believes that adoption of this statement will not have a material effect on the Company's financial position or results of operations.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". This statement supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company believes that adoption of this statement will not have a material effect on the Company's financial position or results of operations.

In September 2001, the EITF discussed Issue No. 01-10 "Accounting for the Impact of the Terrorist Attacks of September 11, 2001" which gives accounting guidance and recommended disclosures. Following this guidance, the Company has reviewed its insurance contracts to quantify potential losses, if any, as a result of the tragedy and has determined that there were no material claims exposure to the Company. The national tragedy of September 11, 2001 has also had an adverse impact on the airline, hotel and hospitality businesses. Although the Company has investments associated with these industries, it has determined that there are no current recoverability issues. The Company will continue to monitor these investments to determine if any adjustments for other-than-temporary declines due to the decrease in market value are necessary.

The FASB is currently deliberating the issuance of an interpretation of SFAS No. 94, "Consolidation of All Majority-Owned Subsidiaries", to provide additional guidance to assist companies in identifying and accounting for special purpose entities ("SPEs") including when SPEs should be consolidated by the investor. The interpretation would introduce a concept that consolidation would be required by the primary beneficiary of the activities of an SPE unless the SPE can meet certain substantive independent economic substance criteria. It is not possible to determine at this time what conclusions will be included in the final interpretation; however, the result could impact the accounting treatment of these entities.

2.  SIGNIFICANT TRANSACTIONS WITH AFFILIATES

On February 11, 1999, two notes previously issued to the Company by Massachusetts Financial Services Company ("MFS"), an affiliate, were combined into a new note with a February 11, 2000 maturity date. The original notes were each issued for $110,000,000. One note was issued on February 11, 1998 at an interest rate of 6.0% and a due date of February 11, 1999. The other note was issued on December 22, 1998 at an interest rate of 5.55% and a due date of February 11, 1999. These two notes and an additional $10,000,000 were combined into a new note of $230,000,000 with a floating interest rate based on the six-month LIBOR rate plus 25 basis points. The $230,000,000 note was repaid to the Company on December 21,1999.

On December 31, 1998, the Company had an additional $20,000,000 investment in notes issued by MFS, scheduled to mature in 2000. These notes were repaid to the Company on December 21, 1999.

On January 14, 2000, the Company purchased two separate $100,000,000 notes from MFS, one with an interest rate of 8.60% due August 11, 2004, and the other with an interest rate of 7.93% due August 11, 2003. On November 1, 2000, MFS repaid the $100,000,000 note with an original maturity of August 11, 2003.

On February 5, 1999, the Company sold MCIC to an unaffiliated company. The net proceeds of this sale were $33,965,000. The Company realized a loss of $25,465,000 net of a $14,482,000 tax benefit.

On October 29, 1999, the Company sold NLT to an unaffiliated company for $30,254,000. The Company realized a gain of $13,170,000 after taxes of $10,186,000.

On December 22, 1999, the Company acquired twenty-eight mortgages from Sun Life Assurance Company of Canada for a total cost of $118,092,000.

On June 27, 2000, the Company sold Sun Life Information Services Ireland, Limited to Sun Life Assurance Company of Canada. The Company realized a pretax gain of $451,000 on the sale.

On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its ownership in all 200 shares issued and outstanding of Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65,520,000 of additional paid in capital. As a result of the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. on December 21, 2000, and its ownership interest in Sun Life of Canada (U.S.) Limited Partnership I, the Company became the owner of a $600,000,000 8.526% subordinated debenture due May 6, 2027 issued by the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc. The Company also assumed the liability of the Partnership Capital Securities issued to Sun Life of Canada (U.S.) Capital Trust I, a Delaware business trust sponsored by the Company's parent. Partnership Capital Securities issued of $600,010,000 accrue interest at 8.526% and have no scheduled maturity date. These Partnership Capital Securities, which represent the limited partner interest of Sun Life (U.S.) Limited Partnership I, may be redeemed on or after May 6, 2027. The Company is accounting for the acquisition of Sun life of Canada (U.S.) General Partner, Inc. using the purchase method of accounting.

The following proforma statements of income for the years ended December 31, 2000 and 1999 illustrate the Company's results of operations as if the acquisition of Sun Life of Canada (U.S.) Holdings General Partner, Inc. took place at the beginning of the year, respectively.

                                                                        PROFORMA         PROFORMA
                                                                          2000             1999
                                                                        --------         ---------
Revenues
   Premiums and annuity considerations                                  $     45         $      45
   Net investment income                                                     339               420
   Net realized investment gains (losses)                                    (20)                2
   Fee and other income                                                      298               218
                                                                        --------         ---------
Total revenues                                                               662               685
                                                                        --------         ---------
Benefits and expenses
   Policyowner benefits                                                      338               335
   Other operating expenses                                                  165               101
   Amortization of deferred policy acquisition costs                         124                68
                                                                        --------         ---------
Total benefits and expenses                                                  627               504
                                                                        --------         ---------
Income (loss) from operations                                                 35               181
   Interest expense                                                           95                95
Income (loss) before income tax expense and discontinued operations          (60)               86
Income tax expense (benefit):
   Federal                                                                   (62)               30
   State                                                                      (2)               --
                                                                        --------         ---------
   Income tax expense (benefit)                                              (64)               30
                                                                        --------         ---------
Net income from continuing operations                                          4              56.0
Net loss on disposal of subsidiaries, after tax                               --             (12.3)
Discontinued operations                                                       --               1.0
                                                                        --------         ---------
Net income                                                              $      4         $    44.7
                                                                        ========         =========

During 2001, 2000, and 1999 the Company declared and paid dividends in the amount of $15,000,000, $10,000,000, and $80,000,000, respectively, to its parent, Sun Life of Canada (U.S.) Holdings, Inc.

The Company and its subsidiaries have management services agreements with Sun Life Assurance Company of Canada which provide that Sun Life Assurance Company of Canada will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $40,290,000 in 2001, $31,857,000 in 2000, and
$30,745,000 in 1999.

The Company leases office space to Sun Life Assurance Company of Canada under lease agreements with terms expiring in September, 2005 and options to extend the terms for each of twelve successive five year terms at fair market rental not to exceed 125% of the fixed rent for the term which is ending. Rent received by the Company under the leases amounted to approximately $8,773,000, $7,976,000, and $6,943,000 in 2001, 2000 and 1999, respectively.

As more fully described in Note 7, the Company has been involved in several reinsurance transactions with Sun Life Assurance Company of Canada.

The Company has accrued $4,259,000 for unpaid interest on surplus notes held by an affiliate at December 31, 2001 and 2000, respectively. The Company expensed $43,266,000 for interest on these surplus notes for the years ended December 31, 2001, 2000 and 1999, respectively.

On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its $350,000,000 Sun Life Assurance Company of Canada subordinated note to Sun Canada Financial Co., an affiliate, in the form of additional capitalization. On the same day, Sun Canada Financial Co. transferred its ownership in the Company's surplus notes totaling $315,000,000 to Sun Life of Canada (U.S.) Holdings, Inc. in the form of a dividend. As a result, the Company had $565,000,000 of surplus notes issued to its parent, Sun Life of Canada (U.S.) Holdings Inc., as of December 31, 2000. In October 2001, Sun Life of Canada (U.S.) Holdings, Inc transferred its ownership in the Company's surplus notes totaling $565,000,000 to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company, at book value.

The following table lists the details of the surplus notes outstanding (in 000's) owned by Sun Life Financial (U.S.) Finance, Inc.:

                             PRINCIPAL            MATURITY          RATE
                             ---------            --------         ------
                             $150,000             12/15/07         6.625%
                              150,000             12/15/15         7.250%
                                7,500             12/15/15         6.125%
                                7,500             12/15/07         5.750%
                              250,000             11/06/27         8.625%
                             --------
                             $565,000
                             ========

3.  INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of fixed maturities were as follows
(in 000's):

                                                                         DECEMBER 31, 2001
                                                        ---------------------------------------------------
                                                                         GROSS        GROSS      ESTIMATED
                                                         AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                           COST          GAINS       LOSSES        VALUE
                                                        ----------    ----------   ----------    ----------
Available-for-sale fixed maturities:
   United States treasury securities,
     U.S. Government and agency securities              $  111,804     $ 5,905      $ (1,113)    $  116,596
   States, provinces and political subdivisions              4,794         239             -          5,033
   Mortgage-backed securities                              149,138       3,735        (2,290)       150,583
   Public utilities                                        340,386      20,167        (4,141)       356,412
   Transportation                                          219,793       7,486       (15,348)       211,931
   Finance                                                 263,273       7,180        (2,144)       268,309
   Corporate                                               950,496      53,665       (15,238)       988,923
                                                        ----------    ----------   ----------    ----------
Total available-for-sale fixed maturities               $2,039,684     $98,377      $(40,274)    $2,097,787
                                                        ==========    ==========   ==========    ==========

                                       33

                                                                         DECEMBER 31, 2001
                                                        ---------------------------------------------------
                                                                         GROSS        GROSS      ESTIMATED
                                                         AMORTIZED    UNREALIZED   UNREALIZED      FAIR
                                                           COST          GAINS       LOSSES        VALUE
                                                        ----------    ----------   ----------    ----------
Trading fixed maturities:
States, provinces and political subdivisions            $    2,750     $   364      $     --     $    3,113
   Mortgage-backed securities                               47,067         983           (12)        48,038
   Public utilities                                        154,402       5,381        (2,547)       157,236
   Transportation                                          107,660       4,110        (2,790)       108,980
   Finance                                                 219,314      10,765        (1,370)       228,709
   Corporate                                               488,980      15,704        (9,270)       495,413
                                                        ----------    ----------   ----------    ----------
Total trading fixed maturities                          $1,020,173     $37,307      $(15,989)    $1,041,489
                                                        ==========    ==========   ==========    ==========
Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027                      $  600,000     $19,656      $     --     $  619,656
                                                        ----------    ----------   ----------    ----------
Total held-to-maturity fixed maturities                 $  600,000     $19,656      $     --     $  619,656
                                                        ==========    ==========   ==========    ==========
Available-for-sale fixed maturities:
   United States treasury securities,
     U.S. Government and agency securities              $  183,733     $ 8,286      $    (68)    $  191,951
   States, provinces and political subdivisions             22,515         653             -         23,168
   Mortgage-backed securities                              123,113       2,132          (317)       124,928
   Public utilities                                        286,744      12,805        (5,914)       293,635
   Transportation                                          245,675      13,406        (3,821)       255,260
   Finance                                                 299,440       8,141        (5,761)       301,820
   Corporate                                             1,293,302      52,597       (35,271)     1,310,628
                                                        ----------    ----------   ----------    ----------
Total available-for-sale fixed maturities               $2,454,522     $98,020      $(51,152)    $2,501,390
                                                        ==========    ==========   ==========    ==========
Trading fixed maturities:
   United States treasury securities,
     U.S. Government and agency securities              $      500     $     1      $     --     $      501
   Mortgage-backed securities                               18,281         556          (156)        18,681
   Public utilities                                         30,918       1,293          (243)        31,968
   Transportation                                           97,900       3,218          (266)       100,852
   Finance                                                 159,250       5,470          (348)       164,372
   Corporate                                               328,662       9,116        (5,975)       331,803
                                                        ----------    ----------   ----------    ----------
Total trading fixed maturities                          $  635,511     $19,654      $ (6,988)    $  648,177
                                                        ==========    ==========   ==========    ==========
Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027                      $  600,000     $    --      $(53,888)    $  546,112
                                                        ----------    ----------   ----------    ----------
Total held-to-maturity fixed maturities                 $  600,000     $    --      $(53,888)    $  546,112
                                                        ==========    ==========   ==========    ==========

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below (in 000's). Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

                                                                                     DECEMBER 31, 2001
                                                                                ---------------------------
                                                                                AMORTIZED        ESTIMATED
                                                                                  COST           FAIR VALUE
                                                                                ----------       ----------
Maturities of available-for-sale fixed securities:
   Due in one year or less                                                      $  248,948       $  246,958
   Due after one year through five years                                           537,953          551,789
   Due after five years through ten years                                          437,668          462,069
   Due after ten years                                                             515,561          535,687
                                                                                ----------       ----------
   Subtotal--Maturities available-for-sale                                      $1,740,130       $1,796,503
Asset-backed securities                                                            299,554          301,284
                                                                                ----------       ----------
   Total Available-for-sale                                                     $2,039,684       $2,097,787
                                                                                ==========       ==========
Maturities of trading fixed securities:
   Due in one year or less                                                      $       --       $       --
   Due after one year through five years                                           324,617          330,534
   Due after five years through ten years                                          412,623          425,677
   Due after ten years                                                             216,473          217,647
                                                                                ----------       ----------
   Subtotal--Maturities of trading                                              $  953,713       $  973,858
Asset-backed securities                                                             66,460           67,631
   Total Trading                                                                $1,020,173       $1,041,489
                                                                                ==========       ==========
Maturities of held-to-maturity fixed securities:
   Due after ten years                                                          $  600,000       $  619,656
                                                                                ==========       ==========

Gross gains of $15,457,000, $9,056,000 and $12,496,000 and gross losses of
$6,966,000, $24,018,000, and $7,646,000 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2001, 2000, and 1999, respectively.

Fixed maturities with an amortized cost of approximately $3,173,000 and $2,991,000 at December 31, 2001 and 2000 respectively, were on deposit with Federal and State governmental authorities as required by law.

Bonds that have been pledged to collateralize open derivative contracts at December 31, 2001 are excluded from fixed maturities and are included with other assets.

As of December 31, 2001 and 2000, 96% and 98%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2001 and 2000, the Company incurred realized losses totaling $5,500,000 and $14,956,000 for other than temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature. During 2001, $9,650,000 of the 2000 losses was recovered and is included in realized gains. Also in 2000, the Company stopped accruing income on its holdings of an issuer that declared bankruptcy. $417,000 and $243,000 of interest income on these holdings were not accrued during 2001 and 2000, respectively. All of the Company's securities were income producing during the year ended December 31, 1999.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure. The carrying value of mortgage loans and real estate investments net of applicable reserves and accumulated depreciation on real estate were as follows (in 000's):

                                                                                         DECEMBER 31,
                                                                                 --------------------------
                                                                                   2001              2000
                                                                                 ---------         --------
Total mortgage loans                                                              $915,730         $846,439
                                                                                 =========         ========
Real estate:
   Held-for-sale                                                                     1,490            7,483
   Held for production of income                                                    82,055           70,239
                                                                                 ---------         --------
Total real estate                                                                 $ 83,545         $ 77,722
                                                                                 =========         ========

Accumulated depreciation on real estate was $16,110,000 and $14,879,000 at December 31, 2001 and 2000, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $17,933,000 and $18,165,000 at December 31, 2001 and 2000, respectively, against which there are allowances for losses of $7,140,000 and $4,675,000, respectively. During 2001 and 2000, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had fair values of $1,000,000 and $1,500,000, respectively.

The investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets, were as follows (in 000's):

                                                     BALANCE AT                               BALANCE AT
                                                     JANUARY 1,    ADDITIONS   SUBTRACTIONS  DECEMBER 31,
                                                     ----------    ---------   ------------  ------------
2001
   Mortgage loans                                    $    4,675    $   3,095     $    (630)    $   7,140
   Real estate                                               --           --            --            --

2000
   Mortgage loans                                    $    7,750    $   3,837     $  (6,912)    $   4,675
   Real estate                                            1,723           --        (1,723)           --


Mortgage loans and real estate investments comprise the following property types and geographic regions (in 000's):

                                                 DECEMBER 31,
                                         ---------------------------
                                            2001              2000
                                         ----------        ---------
Property Type:
   Office building                       $  369,526        $ 328,976
   Residential                               39,254           47,805
   Retail                                   389,972          379,326
   Industrial/warehouse                     190,672          153,580
   Other                                     16,982           19,149
   Valuation allowances                      (7,140)          (4,675)
                                         ----------        ---------
Total                                    $  999,266        $ 924,161
                                         ==========        =========
                                                 DECEMBER 31,
                                         ---------------------------
                                            2001             2000
                                         ----------        ---------
Geographic region:
   Arizona                               $   21,221        $  19,809
   California                                95,861           87,607
   Colorado                                   8,245            8,636
   Connecticut                               37,208           38,401
   Delaware                                   6,707           15,131
   Florida                                   40,359           36,179
   Georgia                                   71,037           46,895
   Indiana                                   15,015           13,496
   Kentucky                                  13,824           14,941
   Louisiana                                 15,221            7,639
   Maryland                                  19,730           20,849
   Massachusetts                            116,962           98,377
   Michigan                                  44,549           45,948
   Nevada                                     3,891            5,308
   New Jersey                                24,047           16,653
   New York                                  88,812           69,529
   North Carolina                            14,889           11,009
   Ohio                                      29,137           35,966
   Oregon                                     8,131            6,439
   Pennsylvania                             122,275          132,615
   Tennessee                                 15,345           12,889
   Texas                                     29,071           22,380
   Utah                                      18,179           11,171
   Virginia                                  27,840           20,911
   Washington                                62,439           60,560
   All other                                 56,411           69,498
   Valuation allowances                      (7,140)          (4,675)
                                         ----------        ---------
Total                                    $  999,266        $ 924,161
                                         ==========        =========

At December 31, 2001, scheduled mortgage loan maturities were as follows
(000's):

              2002                                     $  50,312
              2003                                        28,465
              2004                                        47,272
              2005                                        89,257
              2006                                        56,351
              Thereafter                                 644,073
                                                       ---------
              Total                                    $ 915,730
                                                       =========

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $39,800,000 and $45,119,000 at December 31, 2001 and 2000, respectively.

During 2000, the Company sold commercial mortgage loans in a securitization transaction. In the transaction, the Company retained servicing responsibilities, a Class B and a Class I interest only certificate. The Class B certificate is a subordinated interest. The Company receives annual servicing fees, before expenses, of 0.1 percent of the outstanding balance and rights to future cash flows arising after the investors in the securitization trust have received the return for which they contracted. The investors in the securitization trust have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interest is subject to credit, and interest rate risk on the transferred financial assets. The Company recognized a pretax gain of $763,000 on the securitization transaction.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2000 were as follows:

                                                                                 CLASS B          CLASS I
                                                                                 -------          -------
Prepayment speed                                                                       0               0
Weighted average life in years                                                      7.25            4.54
Expected credit losses                                                                 0               0
Residual cash flows discount rate                                                  7.798           8.844
Treasury rate interpolated for average life                                         4.97            4.96
Spread over treasuries                                                              2.83%           3.88%
Duration in years                                                                  5.201           3.611

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions are as follows (in 000's):

                                                           COMMERCIAL MORTGAGES
                                                         ------------------------
                                                         CLASS B          CLASS I
                                                         -------          -------
Carrying amount of retained interests                    $15,636          $9,333
Fair value of retained interests                          15,885           8,913
Weighted average life in years                             9.419           3.900
Expected Credit Losses
   Impact on fair value of .025% of adverse change             0               0
   Impact on fair value of 20% of adverse change               0               0
Residual Cash flows Discount Rate
   Impact on fair value of 10% of adverse change          15,328           8,682
   Impact on fair value of 20% of adverse change          14,800           8,465

The total principal amount of the commercial mortgage loans was $173,655,000 at December 31, 2001, none of which were 60 days or more past due. There were no net credit losses incurred relating to the commercial mortgage loans at the date of the securitization and at December 31, 2001.

SECURITIES LENDING

The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities out on loan at December 31, 2001 and 2000. As of December 31, 2001 and 2000, the Company had received no collateral for securities on loan. The income resulting from this program was $126,000, $48,000 and $37,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

LEVERAGED LEASES

The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The Company's net investment in leveraged leases is composed of the following elements (in 000's):

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                            -------------------------
                                              2001            2000
                                            --------        ---------
Lease contract receivable                   $ 68,418         $ 57,623
Less: non-recourse debt                      (36,096)         (57,607)
                                            --------        ---------
Net Receivable                                32,322               16
Estimated value of leased assets              21,420           41,150
Less: unearned and deferred income           (18,231)          (6,718)
                                            --------        ---------
Investment in leveraged leases                35,511           34,448
Less: fees                                      (212)             (88)
                                            --------        ---------
Net investment in leveraged leases          $ 35,299         $ 34,360
                                            ========        =========

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The derivative financial instruments used by the Company include swaps and options. The Company does not hold or issue any derivative instruments for trading purposes.

SWAPS

Swap agreements are contracts with other parties to exchange at specified intervals, the difference between fixed and floating rate interest amounts based upon a notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The Company enters into interest rate swap agreements to hedge against exposure to interest rate fluctuations. Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged. The net payable/receivable is recognized over the life of the swap contract as an adjustment to net investment income.

In 2000, the Company launched a new guaranteed investment contract program. The purpose of the program was to increase market place and interest for these products. Each deal is highly individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity linked cross currency swaps. The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the note.

The net increase (decrease) in net investment income related to swaps was ($23,493,000), $166,000, and ($2,513,000) for the years ended December 31, 2001,
2000 and 1999, respectively. The Company did not employ hedge accounting treatment in 2001, 2000 and 1999. As a result, the unrealized gains and losses were realized immediately in those years.

The Company recognized gross realized gains on derivatives of $10,173,000, $3,924,000, and $4,735,000 in 2001, 2000, and 1999, respectively, as well as gross realized losses of $8,912,000, $1,156,000, and $1,789,000 during 2001,
2000, and 1999, respectively.

The Company's primary risks associated with these transactions are exposure to potential credit loss in the event of non-performance by counter-parties and market risk. The Company regularly assesses the strength of the counter-parties and generally enters into transactions with counter-parties rated "A" or better by nationally recognized ratings agencies. Management believes that the risk of incurring losses related to credit risk is remote. As of December 31, 2001 and 2000, the Company's derivatives had no significant concentration of credit risk.

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral that is required is determined by agreed upon thresholds with the counterparties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2001, $32,900,000 of fixed maturities was pledged as collateral and is included in other assets. No collateral was pledged at December 31, 2000.

OPTIONS

Options are legal contracts that give the contractholder the right to buy or sell a specific amount of the underlying interest at a strike price upon exercise of the option. The Company also utilizes options to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows (in 000's):

                                 OUTSTANDING AT
                                DECEMBER 31, 2001
                           --------------------------
                            NOTIONAL       UNREALIZED
                           PRINCIPAL          GAIN
                            AMOUNTS          (LOSS)
                           ----------      ----------
Interest rate swaps        $1,327,496      $ (73,495)
Currency swaps                697,557        (22,918)
Equity swaps                  259,607        (34,008)
Equity index options        1,428,323         81,000
                           ----------      ----------
Total                      $3,712,983      $ (49,421)
                           ==========      ==========

                                 OUTSTANDING AT
                                DECEMBER 31, 2000
                           --------------------------
                            NOTIONAL       UNREALIZED
                           PRINCIPAL          GAIN
                            AMOUNTS          (LOSS)
                           ----------      ----------
Interest rate swaps        $1,308,496      $ (40,432)
Currency swaps                370,554          1,839
Equity swaps                  162,576        (16,883)
                           ----------      ----------
Total                      $1,841,626      $ (55,476)
                           ==========      ==========

At December 31, 2001 and 2000, the unrealized gains (losses) on derivatives are included with other liabilities on the financial statements.

4.  NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following (in 000's):

                                    2001           2000            1999
                                   -------       --------         -------
Fixed maturities                   $29,694       $(14,962)        $ 4,846
Mortgage and other loans            (2,557)         2,057           1,981
Real estate                          1,150          5,211            (742)
Derivative instruments               1,261          2,768           2,945
Short term investments                 196            (22)              4
Write-down of fixed maturities      (6,050)       (14,956)         (6,689)
                                   -------       --------         -------
Total                              $23,694       $(19,904)        $ 2,345
                                   =======       ========         =======

5.  NET INVESTMENT INCOME

Net investment income consisted of the following (in 000's):

                                   2001           2000            1999
                                ---------       --------        --------
Fixed maturities                $ 320,810       $265,608        $254,390
Equity securities                      --             --             (33)
Mortgage and other loans           73,050         77,807          90,638
Real estate                         5,961          8,868           6,829
Policy loans                        2,967          3,047           3,172
Derivatives                      (127,322)       (66,773)         17,671
Other                              10,802          4,664          (1,416)
                                ---------       --------        --------
Gross investment income           286,268        293,221         371,251
Less: Investment expenses           3,706          5,510           6,273
                                ---------       --------        --------
Net investment income           $ 282,562       $287,711        $364,978
                                =========       ========        ========

6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS 107 "Disclosure about Fair Value of Financial Instruments" excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2001 and 2000 (in 000's):

                                                         DECEMBER 31, 2001            DECEMBER 31, 2000
                                                     ------------------------     -------------------------
                                                      CARRYING      ESTIMATED      CARRYING      ESTIMATED
                                                       AMOUNT      FAIR VALUE       AMOUNT      FAIR VALUE
                                                     ----------    ----------     ----------    -----------
Financial assets:
   Cash and cash equivalents                         $  180,141    $  180,141     $  390,049    $   390,049
   Fixed maturities                                   3,739,277     3,739,277      3,749,567      3,695,679
   Short-term investments                               103,296       103,296        112,077        112,077
   Mortgages                                            915,730       977,857        846,439        886,384
   Derivatives                                          (49,421)      (49,421)       (55,476)       (55,476)
   Policy loans                                          42,686        42,686         41,459         41,459
   Other invested assets                                 66,771        66,771         74,551         74,551
Financial liabilities:
   Guaranteed investment contracts                   $1,320,278    $1,336,594     $1,002,865    $   998,544
   Contractholder deposit funds                       1,603,391     1,591,474      2,129,758      2,090,197
   Fixed annuity contracts                               88,400        86,031        102,637         98,337
   Interest sensitive life insurance                    116,967       117,045        114,198        116,900
   Long-term debt                                       565,000       596,218        565,000        510,962
   Partnership Capital Securities                       607,826       619,656        607,826        553,938

The fair values of cash and cash equivalents are estimated to be cost plus accrued interest which approximates fair value. The fair values of short-term bonds are estimated to be the amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans are stated at unpaid principal balances, which approximate fair value.

The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings. The carrying amount of all other assets is assumed to approximate fair value.

7.  REINSURANCE

INDIVIDUAL INSURANCE

The Company had several agreements with Sun Life Assurance Company of Canada, which provided that Sun Life Assurance Company of Canada would reinsure the mortality risk and certain ancillary benefits under various individual life insurance contracts sold by the Company. Under these agreements, basic death benefits and supplementary benefits were reinsured on a yearly renewable term basis and coinsurance basis, respectively. The effective dates of these agreements were June 1, 1982, November 1, 1986, and January 1, 1987. These agreements were terminated on December 31, 2000.

The Company had an agreement with an unrelated company that provided reinsurance of a small block of individual life insurance contracts on a modified coinsurance basis. This agreement was terminated on December 31, 2000.

The Company has agreements with Sun Life Assurance Company of Canada and with other unrelated companies which provide for reinsurance of certain mortality risks associated with the individual and corporate owned life insurance (COLI) contracts. These amounts are reinsured on a yearly renewable term basis.

GROUP INSURANCE

The Company has an agreement with Sun Life Assurance Company of Canada whereby Sun Life Assurance Company of Canada reinsures the mortality risks of the group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.

The effects of reinsurance were as follows (in 000's):

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                 ---------------------------------------
                                                                   2001           2000            1999
                                                                 --------       --------        --------
Insurance premiums:
   Direct                                                        $ 43,980       $ 51,058        $ 54,662
   Assumed                                                             --             --              --
   Ceded                                                            2,971          6,255           9,595
                                                                 --------       --------        --------
Net premiums                                                     $ 41,009       $ 44,803        $ 45,067
                                                                 ========       ========        ========
Insurance and other individual policy benefits and claims:
   Direct                                                        $314,750       $346,411        $342,284
   Assumed                                                             --             --              --
   Ceded                                                            5,063          8,077           7,433
                                                                 --------       --------        --------
Net policy benefits and claims                                   $309,687       $338,334        $334,851
                                                                 ========       ========        ========

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

8.  RETIREMENT PLANS:

PENSION PLAN

The Company and its subsidiaries participate with Sun Life Assurance Company of Canada in a non-contributory defined benefit pension plan covering essentially all employees. Benefits under all plans are based on years of service and employees' average compensation. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully funded. Most pension plan assets consist of separate accounts of Sun Life Assurance Company of Canada or other insurance company contracts.

The following table sets forth the change in the pension plan's projected benefit obligations and assets, as well as the plan's funded status at December 31, 2001, 2000, and 1999 (in 000's):

                                                                YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------
                                                          2001           2000            1999
                                                        --------       --------        --------
Change in projected benefit obligation:
   Projected benefit obligation at beginning of year    $109,675       $ 99,520        $110,792
   Service cost                                            5,968          5,242           5,632
   Interest cost                                           8,698          7,399           6,952
   Actuarial loss (gain)                                  20,089            579         (21,480)
   Benefits paid                                          (3,825)        (3,065)         (2,376)
                                                        --------       --------        --------
   Projected benefit obligation at end of year          $140,605       $109,675        $ 99,520
                                                        ========       ========        ========
Change in fair value of plan assets:
   Fair value of plan assets at beginning of year       $163,204       $158,271        $151,575
   Actual return on plan assets                           17,888          8,218           9,072
   Benefits paid                                          (3,825)        (3,285)         (2,376)
                                                        --------       --------        --------
   Fair value of plan assets at end of year             $177,267       $163,204        $158,271
                                                        ========       ========        ========
   Funded status                                        $ 36,662       $ 53,529        $ 58,752
   Unrecognized net actuarial loss                         5,341        (12,620)        (20,071)
   Unrecognized transition obligation                    (18,766)       (20,561)        (22,617)
   Unrecognized prior service cost                         5,922          6,501           7,081
                                                        --------       --------        --------
   Prepaid benefit cost                                 $ 29,159       $ 26,849        $ 23,145
                                                        ========       ========        ========

The following table sets forth the components of the net periodic pension cost for the years ended December 31, 2001, 2000, and 1999 (in 000's).

                                                               YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------
                                                        2001            2000            1999
                                                     ----------      ---------       ----------
Components of net periodic benefit cost:
   Service cost                                       $   5,968      $   5,242       $   5,632
   Interest cost                                          8,698          7,399           6,952
   Expected return on plan assets                       (14,502)       (13,723)        (12,041)
   Amortization of transition obligation asset           (2,093)        (2,056)         (2,056)
   Amortization of prior service cost                       580            580             580
   Recognized net actuarial gain                           (492)        (1,146)           (554)
                                                     ----------      ---------       ----------
Net periodic benefit cost                             $  (1,841)     $  (3,704)      $  (1,487)
                                                     ==========      =========       ==========
The Company's share of net periodic benefit cost      $   1,006      $     805       $     736
                                                     ==========      =========       ==========

The projected benefit obligations were based on calculations that utilize certain assumptions. The assumed weighted average discount rate was 7.0% for the year ended December 31, 2001. The assumed weighted average discount rate for 2000 and 1999 was 7.5%. The expected return on plan assets for 2001, 2000 and 1999 was 8.75% and the assumed rate of compensation increase for 2001, 2000 and 1999 was 4.50%.

The Company and certain subsidiaries also participate with Sun Life Assurance Company of Canada and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. Under the various plans the Company matches, up to specified amounts, employees' contributions to the plan. The

Company's contributions were $462,000, $354,000 and $284,000 for the years ended December 31, 2001, 2000, and 1999, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits, the Company and certain subsidiaries provide certain health, dental, and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The following table sets forth the change in other postretirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, 2001, 2000, and 1999 (in 000's).

                                                            YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------
                                                      2001           2000            1999
                                                    --------       --------        --------
Change in benefit obligation:
   Benefit obligation at beginning of year          $ 17,085       $ 12,217        $ 10,419
   Service cost                                          624            529             413
   Interest cost                                       1,296          1,139             845
   Actuarial loss                                     10,956          3,665           1,048
   Benefits paid                                        (792)          (465)           (508)
                                                    --------       --------        --------
   Benefit obligation at end of year                $ 29,169       $ 17,085        $ 12,217
                                                    ========       ========        ========
Change in fair value of plan assets:
   Fair value of plan assets at beginning of year   $     --       $     --        $     --
   Employer contributions                                792            465             508
   Benefits paid                                        (792)          (465)           (508)
                                                    --------       --------        --------
   Fair value of plan assets at end of year         $     --       $     --        $     --
                                                    ========       ========        ========
   Funded Status                                    $(29,169)      $(17,085)       $(12,217)
   Unrecognized net actuarial loss                    15,738          4,914           1,469
   Unrecognized transition obligation                     50             95             140
                                                    --------       --------        --------
   Prepaid (accrued) benefit cost                   $(13,381)      $(12,076)       $(10,608)
                                                    ========       ========        ========

The following table sets forth the components of the net periodic postretirement benefit costs for the years ended December 31, 2001, 2000, and 1999 (in 000's).

                                                      2001           2000            1999
                                                    --------       --------        --------
Components of net periodic benefit cost
   Service cost                                     $    624       $    529        $    413
   Interest cost                                       1,296          1,139             845
   Amortization of transition obligation (asset)          45             45              45
   Recognized net actuarial loss (gain)                  381            219             164
                                                    --------       --------        --------
   Net periodic benefit cost                        $  2,346       $  1,932        $  1,467
                                                    ========       ========        ========
   The Company's share of net periodic benefit cost $    256       $    219        $    185
                                                    ========       ========        ========

In order to measure the postretirement benefit obligation at December 31, 2001 the Company assumed a 16.0% annual rate of increase in the per capita cost of covered health care benefits (5.5% for dental benefits). In addition, medical cost inflation is assumed to be 12% in 2002 and assumed to decrease gradually to 5.5% for 2013 and remain at that level thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. For example, increasing the health care cost trend rate assumptions by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2001 by $6.1 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $465,000. Conversely, decreasing assumed rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2001 by $5.0 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2001 by $369,000. The assumed weighted average discount rate used in determining the postretirement benefit obligation was 7.0% for 2001 and 7.5% for 2000 and 1999.

9.  FEDERAL INCOME TAXES

The Company and its subsidiaries file a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. as previously described in Note 1. Federal income taxes are calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31, 2001, 2000 and 1999 was as follows (in 000's):

                                            2001           2000            1999
                                          --------       --------       ---------
Federal income tax expense (benefit):
Current                                   $(81,820)      $ (8,536)      $  18,570
Deferred                                    58,498        (53,145)         10,210
                                          --------       --------       ---------
Total                                     $(23,322)      $(61,681)      $  28,780
                                          ========       ========       =========

Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differs from the federal income tax rate as follows:

                                          2001           2000            1999
                                        --------       --------        --------
Expected federal income tax expense     $(13,435)      $(21,455)       $ 28,969
   Low income housing credit              (6,138)        (5,805)         (6,348)
   Additional tax provision               (4,200)       (35,897)          6,851
   Other                                     451          1,476            (692)
                                        --------       --------        --------
Federal income tax expense              $(23,322)      $(61,681)       $ 28,780
                                        ========       ========        ========

The deferred income tax (asset) liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax (assets) and liabilities as of December 31, 2001 and 2000 were as follows (in 000's):

                                            2001             2000
                                         ---------        ---------
Deferred tax assets:
   Actuarial liabilities                 $  92,323        $ 177,709
   Other                                    38,870              845
                                         ---------        ---------
   Total deferred tax assets             $ 131,193        $ 178,554

Deferred tax liabilities:
   Deferred policy acquisition costs      (181,647)        (189,447)
   Investments, net                        (48,710)         (30,513)
                                         ---------        ---------
Total deferred tax liabilities           $(230,357)       $(219,960)
                                         ---------        ---------
Net deferred tax liabilities             $ (99,164)       $ (41,406)
                                         =========        =========

The Company makes payments under the tax sharing agreements as if it were filing as a separate company.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 1994 and 1995. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the group life and group disability products is summarized below (in 000's):

                                    2001             2000
                                  --------         --------
Balance at January 1              $ 20,574         $ 17,755
Less reinsurance recoverables       (5,067)          (4,036)
                                  --------         --------
Net balance at January 1            15,507           13,719
                                  --------         --------
Incurred related to:
   Current year                     11,354           10,670
   Prior years                        (786)             (14)
                                  --------         --------
Total incurred                      10,568           10,656
                                  --------         --------
Paid losses related to:
   Current year                     (5,446)          (5,473)
   Prior years                      (3,092)          (3,395)
                                  --------         --------
Total paid                          (8,538)          (8,868)
                                  --------         --------
Net balance at December 31          23,615           20,574
Less reinsurance recoverables       (6,078)          (5,067)
                                  --------         --------
Balance at December 31            $ 17,537         $ 15,507
                                  ========         ========

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its individual and group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

11. DEFERRED POLICY ACQUISITION COSTS

The following illustrates the changes to the deferred policy acquisition costs (in 000's):

                                                                          2001              2000
                                                                        ---------        ---------
Balance at January 1                                                    $ 761,988        $ 686,278
   Acquisition costs deferred                                             137,879          206,869
   Amortized to expense during the year                                  (120,733)        (123,832)
   Adjustment for unrealized investment gains (losses) during the year    (13,418)          (7,327)
                                                                        ---------        ---------
Balance at December 31                                                  $ 765,716        $ 761,988
                                                                        =========        =========

12. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, guaranteed investment contracts, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Net investment income is allocated based on segmented assets by line of business.

The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products. The Company began offering guaranteed investment contracts to unrelated third parties in overseas markets during the second quarter of 2000. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

The Individual Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

The Group Protection segment markets and administers group life and long-term disability insurance to small and mid-size employers in the State of New York.

The Corporate segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments. Management evaluates the results of the operating segments on an after-tax basis. The Company does not materially depend on one or a few customers, brokers or agents.

The following amounts pertain to the various business segments (in 000's):

                                                             PRETAX
                                TOTAL          TOTAL         INCOME       NET OPERATING      TOTAL
                              REVENUES      EXPENDITURES     (LOSS)       INCOME (LOSS)      ASSETS
                             ---------      ------------    ---------     -------------   ------------
      2001

Wealth Management            $ 494,231      $    527,615    $ (30,855)    $     (11,795)  $ 20,281,474
Individual Protection           32,345            28,383        3,962             3,443      1,685,589
Group Protection                19,407            15,930        3,477             2,641         38,105
Corporate                       85,322           104,692      (21,899)          (12,170)       304,570
                             ---------      ------------    ---------     -------------   ------------
Total                        $ 631,305      $    676,620    $ (45,315)    $     (17,881)  $ 22,309,738
                             =========      ============    =========     =============   ============
      2000

Wealth Management            $ 533,517      $    556,864    $ (23,347)    $      (6,911)  $ 22,094,736
Individual Protection           44,206            44,477         (271)             (176)     1,242,549
Group Protection                17,194            15,350        1,844             1,199         30,514
Corporate                       15,552            55,025      (39,473)            8,419        689,869
                             ---------      ------------    ---------     -------------   ------------
Total                        $ 610,469      $    671,716    $ (61,247)    $       2,531   $ 24,057,668
                             =========      ============    =========     =============   ============
      1999

Wealth Management            $ 563,836      $    460,788    $ 103,048     $      73,002   $ 20,911,529
Individual Protection           17,625            18,001         (376)              198        302,100
Group Protection                16,415            15,541          874               568         27,286
Corporate                       31,996            52,731      (20,735)          (20,036)       243,998
                             ---------      ------------    ---------     -------------   ------------
Total                        $ 629,872      $    547,061    $  82,811     $      53,732   $ 21,484,913
                             =========      ============    =========     =============   ============

13. REGULATORY FINANCIAL INFORMATION

The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and deferred income taxes are calculated differently. The statutory financials are not prepared on a consolidated basis.

The Company's statutory surplus and net income (loss) are as follows (in 000's):

                                                YEAR ENDED DECEMBER 31,
                                       ----------------------------------------
                                          2001           2000           1999
                                          ----           ----           ----
Statutory surplus and capital          $ 769,520       $940,335        $886,342
Statutory net (loss) income            $(137,139)      $   (236)       $ 90,358

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Delaware. Effective January 1, 2001, the State of Delaware required that insurance companies domiciled in the State of Delaware prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviations prescribed or permitted by the Insurance Commissioner of the State of Delaware.

Accounting changes adopted to conform to the provisions of the NAIC ACCOUNTING PRACTICES AND PROCEDURES manual, version effective January 1, 2001, are reported as changes in accounting principles in the statutory financial statements. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle in its statutory financial statements, as an adjustment that increased unassigned funds (surplus), of $25,924,000 as of January 1, 2001. This adjustment is due to $25,454,000 of net deferred tax assets established as of January 1, 2001 offset by an increase of $470,000 in the valuation of the Company's obligation for postretirement benefits other than pensions ("PBOP") on a NAIC basis as of January 1, 2001.

14. DIVIDEND RESTRICTIONS

The Company and its insurance subsidiary's ability to pay dividends are subject to certain restrictions. Delaware and New York have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company and Sun Life Insurance and Annuity Company of New York. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the Delaware Commissioner of Insurance, is limited to the greater of
(i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus, would also require the prior approval of the Delaware Commissioner of Insurance. Dividends in the amounts of $15,000,000, $10,000,000 and $80,000,000 were declared and paid by the Company to its parent, Sun Life of Canada (U.S.) Holdings, Inc. during 2001, 2000, and 1999, respectively.

On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the Superintendent of Insurance of the State of New York, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the Superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the Superintendent. No dividends were paid during 2001. Dividends in the amount of $4,700,000 and $6,500,000 were declared and paid during 2000 and 1999, respectively, by the Sun Life Insurance and Annuity Company of New York to the Company. These dividends were approved by the Board of Directors and the State of New York Insurance Department.

15. COMMITMENTS AND CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes.

LITIGATION

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters beyond the ordinary course of business that could have a material effect upon the financial condition of the Company.

LINES OF CREDIT

The Company has syndicated two lines of credit each in the amount of $250 million. There are 14 banks in the syndicate of lenders, which is led by Chase Bank, New York. The banks have committed to lend funds of up to $500 million when requested by the Company at prevailing rates determined in accordance with the line of credit agreements. One line of credit terminates October 2002, the other in October 2003. As of December 31, 2001, no amounts have been borrowed.

LEASE COMMITMENTS

The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2001, minimum future lease payments under such leases are as follows (in 000's):

                      2002                          $ 1,924
                      2003                              294
                      2004                              196
                                                    -------
                      Total                         $ 2,414
                                                    =======

Total rental expense for the years ended December 31, 2001, 2000 and 1999 was $6,936,000, $5,002,000, and $4,656,000, respectively.

16. DISCONTINUED OPERATIONS

During 1999, the Company discontinued its individual disability segment and its banking and trust segment. These segments were composed of Massachusetts Casualty Insurance Company ("MCIC") and New London Trust, F.S.B. ("NLT"), which were both sold during 1999 to separate, unaffiliated parties. Net proceeds on the sale of MCIC were approximately $33,965,000 and the Company realized a net loss after taxes of $25,465,000. Net proceeds on the sale of NLT were approximately $30,000,000; the Company realized a net gain after taxes of $13,170,000. Immediately before the sale date of NLT, the Company received a $19 million dividend distribution from NLT.

There were no results from discontinued operations in 2001 and 2000. Income from discontinued operations for the year ended December 31, 1999 were as follows (in 000's):

                                                          1999
                                                          ----
Revenue                                                 $ 22,667
Expenses                                                  21,430
Provision for income taxes                                   203
                                                        --------
Income from discontinued operations                     $  1,034
                                                        ========

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDER
OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.):

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income, comprehensive income, stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2002

                                   APPENDIX A

                                THE FIXED ACCOUNT

     THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT

     The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account in accordance with the terms of such contracts.

     Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

     Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

     The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

     Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see "Withdrawal Charges" in the Prospectus).

     If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week

United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45 day period after the Contract Anniversary the Owner may elect to receive the value of the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See "Federal Tax Status.")

     The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by The Company.

FIXED ACCUMULATION VALUE

(1)  CREDITING FIXED ACCUMULATION UNITS

     Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2)  FIXED ACCUMULATION UNIT VALUE

     The Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued, and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

     At the first Contract Anniversary, the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

     The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3)  FIXED ACCUMULATION VALUE

     The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

LOANS FROM THE FIXED ACCOUNT (QUALIFIED CONTRACTS ONLY)

     Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

     The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

     The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

                                   APPENDIX B

                        EXAMPLES OF CERTAIN CALCULATIONS

ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS:

     Suppose the net assets attributable to the Contracts of a particular Variable Account at the end of the preceding Valuation Period are $111,234,567.89; the investment income and capital gains credited to such assets of the Variable Account in the Valuation Period are $434,782.61; the capital losses charged against such assets of the Variable Account in the Valuation Period are $63,778.99; and the expenses are $10,634.77. The net investment factor is then (111,234,567.89 + 434,782.61 - 63,778.99 - 10,634.77) DIVIDED
BY 111,234,567.89, or 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 X 1.00323972).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS:

     Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 X 1.00323972 X 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS:

     Suppose that the Accumulation Account of a Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Variable Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is
12.3843446. The first Variable Annuity payment would be $865.57 (8,765.4321 X
14.5645672 X 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second Variable Annuity payment would be $868.28 (70.1112 X 12.3843446).

                                   APPENDIX C

                       WITHDRAWALS AND WITHDRAWAL CHARGES

             WITHDRAWALS AND WITHDRAWAL CHARGES-COMPASS 2 CONTRACTS

     Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum fee withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

     In years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances, first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

          1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3 to 7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

          This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

          2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

          As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from year 1 and $2,000 from year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to a withdrawal charge is $300 and the withdrawal charge is $300 X 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract's Accumulation Account in the form of canceled Accumulation Units.

          This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

     Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

          1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 X 0.05 or $450.

          2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to withdrawal charge is still $9,000 ($13,200-$4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

             WITHDRAWALS AND WITHDRAWAL CHARGES--COMPASS 3 CONTRACTS

     This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

             1                2            3             4             5            6
             -                -            -             -             -            -
             1           $  1,000       $ 1,000      $      0          0%         $      0
             2              1,200         1,200             0          0                 0
             3              1,400         1,280           120          3              3.60
             4              1,600             0         1,600          4             64.00
             5              1,800             0         1,800          4             72.00
             6              2,000             0         2,000          5            100.00
             7              2,000             0         2,000          5            100.00
             8              2,000             0         2,000          6            120.00
             9              2,000             0         2,000          6            120.00
                         --------       -------      --------                     ---------
                         $ 15,000       $ 3,480      $ 11,520                     $ 579.60
                         ========       =======      ========                     =========

EXPLANATION OF COLUMNS IN TABLE

   COLUMNS 1 AND 2:

     Represent Purchase Payments ("Payments") and amounts of Payments. Each Payment was made on the first day of each Contract Year.

   COLUMN 3:

     Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

          a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Contract for more than seven years.

          b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

   COLUMN 4:

     Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

   COLUMN 5:

     Represents the withdrawal charge percentages imposed on the amounts in Column 4.

   COLUMN 6:

     Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

     For example, the withdrawal charge imposed on Payment 8

               = Payment 8 Column 4 X Payment 8 Column 5
               = $2,000 X 6%
               = $120

FULL SURRENDER:

     The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

PARTIAL WITHDRAWAL:

     The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

     For example, if $7,000 of Payments (Payments 1, 2, 3, 4, and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $139.60.

                                   APPENDIX D

                      TRANSACTIONS IN SECURITIES OF REGULAR

                       BROKER-DEALERS AND THEIR AFFILIATES


     During the year ended December 31, 2001 each of the Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account ("GSVA"), Money Market Variable Account ("MMVA"), Managed Sectors Variable Account ("MSVA"), High Yield Variable Account ("HYVA") and Total Return Variable Account ("TRVA") purchased and retained securities of affiliates of their regular broker-dealers, as follows:



                                                                                     AMOUNT AS OF
ACCOUNT                 PURCHASED AND RETAINED SECURITIES OF AFFILIATES            DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------
CAVA                    American Express Credit Co.                                  $  7,777,381
                        Bank America Corp.                                              3,701,460
                        Citigroup, Inc.                                                13,611,477
                        General Electric Capital Corp.                                  6,730,660
                        Goldman Sachs Group, Inc.                                      21,480,883
                        Merrill Lynch & Co., Inc.                                       5,082,742
                        Morgan Stanley Dean Witter & Co.                                2,377,450
                        Salomon Smith Barney Holdings, Inc.                             3,497,431
----------------------------------------------------------------------------------------------------
GSVA                    Merrill Lynch                                                   6,252,000
----------------------------------------------------------------------------------------------------
HYVA                    General Electric Capital Corp.                                    398,980
                        Goldman Sachs & Co.                                               701,000
                        Morgan Stanley Co., Inc.                                          374,120
----------------------------------------------------------------------------------------------------
MMVA                    General Electric Capital Corp.                                  1,989,634
                        Merrill Lynch                                                   2,284,000
                        Morgan Stanley Dean Witter                                      2,394,510
                        Prudential Securities                                           1,998,835
----------------------------------------------------------------------------------------------------
MSVA                    American Express Credit Corp.                                     845,958
                        Bank America Corp.                                              1,189,755
                        General Electric Capital Corp.                                  1,275,936
                        Goldman Sachs Group, Inc.                                       4,001,600
                        Lehman Brothers Holdings, Inc.                                    581,160
                        Prudential Financial, Inc.                                         81,315
----------------------------------------------------------------------------------------------------
TRVA                    American Express Credit Corp.                                   1,070,868
                        Bank of America                                                 2,903,608
                        Bear Stearns Securities                                           467,211
                        Citicorp Securities                                             2,697,791
                        CS First Boston                                                   415,599
                        General Electric Capital Corp.                                  2,515,903
                        General Motors Acceptance Corp.                                   941,464
                        Goldman Sachs                                                   3,156,957
                        Merrill Lynch                                                   1,782,504
                        Morgan Stanley                                                  2,712,201
                        Prudential Securities                                             380,775
                        Shearson Lehman Brothers                                          893,476
----------------------------------------------------------------------------------------------------

                                   APPENDIX E

                   INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     Set forth below is a description of investment techniques and practices which the Variable Account may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Variable Account will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Variable Account's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Variable Account's Prospectus do not apply to the Variable Account.

INVESTMENT TECHNIQUES AND PRACTICES

DEBT SECURITIES

     To the extent the Variable Account invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Variable Account's investment in debt securities with longer terms to maturity are subject to greater volatility than the Variable Account's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     ASSET-BACKED SECURITIES: The Variable Account may purchase the following types of asset-backed securities:

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The Variable Account may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

     Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

     The Variable Account may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     CORPORATE ASSET-BACKED SECURITIES: The Variable Account may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

     Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Variable Account will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     MORTGAGE PASS-THROUGH SECURITIES: The Variable Account may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Variable Account may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Variable Account may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

     Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

     FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Variable Account may also buy mortgage-related securities without insurance or guarantees.

     STRIPPED MORTGAGE-BACKED SECURITIES: The Variable Account may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Variable Account may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

     CORPORATE SECURITIES: The Variable Account may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

     LOANS AND OTHER DIRECT INDEBTEDNESS: The Variable Account may purchase loans and other direct indebtedness. In purchasing a loan, the Variable Account acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Variable Account more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

     These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Variable Account would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Variable Account would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Variable Account may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

     Certain of the loans and the other direct indebtedness acquired by the Variable Account may involve revolving credit facilities or other standby financing commitments which obligate the Variable Account to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Variable Account to increase its investment in a company at a time when the Variable Account might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Variable Account is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

     The Variable Account's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Variable Account will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Variable Account may be required to rely upon another lending institution to collect and pass onto the Variable Account amounts payable with respect to the loan and to enforce the Variable Account's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Variable Account from receiving such amounts. In such cases, the Variable Account will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment

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restrictions pertaining to the diversification of the Variable Account's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Variable Account.

     LOWER RATED BONDS: The Variable Account may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix F for a description of bond ratings. No minimum rating standard is required by the Variable Account. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

     While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Variable Account's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Variable Account invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

     MUNICIPAL BONDS: The Variable Account may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Variable Account may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

     If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

     Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

     Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

     Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

     The Variable Account may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

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     The Variable Account may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

     SPECULATIVE BONDS: The Variable Account may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix F for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

     U.S. GOVERNMENT SECURITIES: The Variable Account may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

     U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

     VARIABLE AND FLOATING RATE OBLIGATIONS: The Variable Account may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Variable Account on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Variable Account is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Variable Account through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

     ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Variable Account may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Variable Account will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Variable Account's distribution obligations.

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EQUITY SECURITIES

     The Variable Account may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

FOREIGN SECURITIES EXPOSURE

     The Variable Account may invest in various types of foreign securities, or securities which provide the Variable Account with exposure to foreign securities or foreign currencies, as discussed below:

     BRADY BONDS: The Variable Account may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     DEPOSITARY RECEIPTS: The Variable Account may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Variable Account's policy to invest a certain percentage of its assets in foreign securities, the investments of the Variable Account in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities

     ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Variable Account may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Variable Account may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Variable Account's custodian in five days. The Variable Account may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly,

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information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Variable Account may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

     EMERGING MARKETS: The Variable Account may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets.

Such investments entail significant risks as described below.

     - Company Debt--Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Variable Account's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Variable Account's assets should these conditions recur.

     - Default; Legal Recourse--The Variable Account may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Variable Account defaults, the Variable Account may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Variable Account's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     - Foreign Currencies--The securities in which the Variable Account invests may be denominated in foreign currencies and international currency units and the Variable Account may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Variable Account's asset value.

     Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies

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may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Variable Account's portfolio securities are denominated may have a detrimental impact on the Variable Account's net asset value.

     - Inflation--Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     - Liquidity; Trading Volume; Regulatory Oversight--The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

     The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Variable Account's securities in such markets may not be readily available. The Variable Account may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Variable Account believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Variable Account's identification of such condition until the date of the SEC action, the Variable Account's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     - Sovereign Debt--Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Variable Account) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

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     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

     To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     - Withholding--Income from securities held by the Variable Account could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Variable Account makes its investments. The Variable Account's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Variable Account or to entities in which the Variable Account has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN SECURITIES: The Variable Account may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Variable Account may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Variable Account may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Variable Account to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Variable Account to risk of loss if exchange rates move in a direction adverse to the Variable Account's position. Such losses could reduce any profits or increase any losses sustained by the Variable Account from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Variable Account's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS

     The Variable Account may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

     A Forward Contract to sell a currency may be entered into where the Variable Account seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Variable Account may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Variable Account intends to acquire.

     If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Variable Account may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Variable Account does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Variable Account's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

     The Variable Account will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Variable Account may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Variable Account may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

     The Variable Account will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Variable Account may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

     The use by the Variable Account of Forward Contracts also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

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FUTURES CONTRACTS

     The Variable Account may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Variable Account may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable--a process known as "mark-to-market."

     Purchases or sales of stock index futures contracts are used to attempt to protect the Variable Account's current or intended stock investments from broad fluctuations in stock prices. For example, the Variable Account may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Variable Account's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Variable Account is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Variable Account intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Variable Account will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

     Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Variable Account's current or intended investments in fixed income securities. For example, if the Variable Account owned long-term bonds and interest rates were expected to increase, the Variable Account might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Variable Account's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Variable Account's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Variable Account from declining as much as it otherwise would have.

     Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term

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bonds, the Variable Account could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Variable Account's cash reserves could then be used to buy long-term bonds on the cash market. The Variable Account could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Variable Account to hedge its interest rate risk without having to sell its portfolio securities.

     The Variable Account may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Variable Account may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

     Conversely, the Variable Account could protect against a rise in the dollar cost of foreign- denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Variable Account purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Variable Account will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The use by the Variable Account of Futures Contracts also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES

     The Variable Account may purchase securities with principal andor interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Variable Account may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Variable Account to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS

     The Variable Account may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES

     The Variable Account may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

     OPEN-END FUNDS. The Variable Account may invest in open-end investment companies.

     CLOSED-END FUNDS. The Variable Account may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES

     The Variable Account may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Variable Account would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Variable Account would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Variable Account would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Variable Account would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Variable Account would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS

     The Variable Account may engage in the types of transactions described below, which involve "leverage" because in each case the Variable Account receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Variable Account will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Variable Account's shares and distributions on the Variable Account's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Variable Account's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Variable Account. These transactions also increase the Variable Account's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Variable Account would diminish the investment performance of the Variable Account compared with what it would have been without using these transactions.

     BANK BORROWINGS: The Variable Account may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

     MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Variable Account may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Variable Account foregoes principal and interest paid on the mortgage-backed securities. The Variable Account is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Variable Account may also be compensated by receipt of a commitment fee.

     If the income and capital gains from the Variable Account's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Variable Account compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Variable Account is required to purchase may decline below the agreed upon repurchase price of those securities. If the brokerdealer to whom the Variable Account sells securities becomes insolvent, the Variable Account's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

     REVERSE REPURCHASE AGREEMENTS: The Variable Account may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Variable Account will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Variable Account. The Variable Account will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

OPTIONS

     The Variable Account may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

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     OPTIONS ON FOREIGN CURRENCIES: The Variable Account may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Variable Account may purchase put options on the foreign currency. If the value of the currency does decline, the Variable Account will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Variable Account may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Variable Account deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Variable Account could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Variable Account may write options on foreign currencies for the same types of hedging purposes. For example, where the Variable Account anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Variable Account could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Variable Account to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Variable Account will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Variable Account would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Variable Account also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

     OPTIONS ON FUTURES CONTRACTS: The Variable Account also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

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     A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Variable Account's profit or loss on the transaction.

     Options on Futures Contracts that are written or purchased by the Variable Account on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Variable Account may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held
(i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. The Variable Account may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Variable Account, the Variable Account will be required to sell the underlying Futures Contract which, if the Variable Account has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Variable Account is exercised, the Variable Account will be required to purchase the underlying Futures Contract which, if the Variable Account has covered its obligation through the sale of such Contract, will close out its futures position.

     The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Variable Account will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Variable Account's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Variable Account will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Variable Account intends to purchase. If a put or call option the Variable Account has written is exercised, the Variable Account will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Variable Account's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Variable Account may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Variable Account could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Variable

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Account will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Variable Account could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

     OPTIONS ON SECURITIES: The Variable Account may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Variable Account may be covered in the manner set forth below.

     A call option written by the Variable Account is "covered" if the Variable Account owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Variable Account owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Variable Account holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. A put option written by the Variable Account is "covered" if the Variable Account owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call options written by the Variable Account may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Effecting a closing transaction in the case of a written call option will permit the Variable Account to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Variable Account to write another put option to the extent that the Variable Account owns liquid and unencumbered assets. Such transactions permit the Variable Account to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Variable Account, provided that another option on such security is not written. If the Variable Account desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

     The Variable Account will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Variable Account is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Variable Account is more than the premium paid for the original purchase. Conversely, the Variable Account will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Variable Account is likely to be offset in whole or in part by appreciation of the underlying security owned by the Variable Account.

     The Variable Account may write options in connection with buy-and-write transactions; that is, the Variable Account may purchase a security and then write a call option against that security. The exercise price of the call option the Variable Account determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options

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may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Variable Account's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Variable Account's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Variable Account's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Variable Account may elect to close the position or retain the option until it is exercised, at which time the Variable Account will be required to take delivery of the security at the exercise price; the Variable Account's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Variable Account in the same market environments that call options are used in equivalent buy-and-write transactions.

     The Variable Account may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Variable Account undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Variable Account will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, the Variable Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Variable Account assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Variable Account solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

     The Variable Account may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Variable Account to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Variable Account will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Variable Account may also purchase call options to hedge against an increase in the price of securities that the Variable Account anticipates purchasing in the future. If such increase occurs, the call option will permit the Variable Account to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Variable Account upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Variable Account.

     OPTIONS ON STOCK INDICES: The Variable Account may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Variable Account may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Variable Account owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Variable Account covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Variable Account will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Variable Account may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. The Variable Account may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

     The Variable Account will receive a premium from writing a put or call option, which increases the Variable Account's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Variable Account has written a call option falls or remains the same, the Variable Account will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Variable Account will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Variable Account's stock investments. By writing a put option, the Variable Account assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Variable Account correlate with changes in the value of the index, writing covered put options on indices will increase the Variable Account's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

     The Variable Account may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Variable Account will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Variable Account's investments does not decline as anticipated, or if the value of the option does not increase, the Variable Account's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Variable Account's security holdings.

     The purchase of call options on stock indices may be used by the Variable Account to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Variable Account holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Variable Account will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Variable Account is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Variable Account owns.

     The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS:

     In certain instances, the Variable Account may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Variable Account is paid at termination, the Variable Account assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Variable Account purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

     "YIELD CURVE" OPTIONS: The Variable Account may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. Specifically, the Variable Account may purchase or write such options for hedging purposes. For example, the Variable Account may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Variable Account may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Variable Account will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Variable Account will be "covered". A call (or put) option is covered if the Variable Account holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Variable Account's net liability under the two options. Therefore, the Variable

Account's liability for such a covered option is generally limited to the difference between the amount of the Variable Account's liability under the option written by the Variable Account less the value of the option held by the Variable Account. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS

     The Variable Account may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Variable Account purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Variable Account, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Variable Account together with the repurchase price on repurchase. In either case, the income to the Variable Account is unrelated to the interest rate on the Government securities.

     The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Variable Account will have the right to liquidate the securities. If at the time the Variable Account is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Variable Account's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Variable Account. The Variable Account has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Variable Account only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Variable Account has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

RESTRICTED SECURITIES

     The Variable Account may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Variable Account's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Variable Account to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Variable Account's portfolio. Subject to the Variable Account's limitation on investments in illiquid investments, the Variable Account may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Variable Account might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

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SHORT SALES

     The Variable Account may seek to hedge investments or realize additional gains through short sales. The Variable Account may make short sales, which are transactions in which the Variable Account sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Variable Account must borrow the security to make delivery to the buyer. The Variable Account then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Variable Account. Until the security is replaced, the Variable Account is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Variable Account also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Variable Account also will incur transaction costs in effecting short sales.

     The Variable Account will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Variable Account replaces the borrowed security. The Variable Account will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Variable Account may be required to pay in connection with a short sale.

     Whenever the Variable Account engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX

     The Variable Account may make short sales "against the box," i.e., when a security identical to one owned by the Variable Account is borrowed and sold short. If the Variable Account enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Variable Account will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS

     The Variable Account may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS

     The Variable Account may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Variable Account with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

     Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Variable Account's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Variable Account is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Variable Account's investment objective and policies.

     For example, the Variable Account may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Variable Account. In such an instance, the Variable Account would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Variable Account's portfolio, the Variable Account would receive payments under the swap that would offset, in whole or part, such diminution in value. The Variable Account may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Variable Account's exposure to each such currency. The Variable Account might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

     The Variable Account may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

     The Variable Account will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Variable Account enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Variable Account receiving or paying, as the case may be, only the net amount of the two payments), the Variable Account will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Variable Account's accrued obligations under the swap agreement over the accrued amount the Variable Account is entitled to receive under the agreement. If the Variable Account enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Variable Account's accrued obligations under the agreement.

     The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Variable Account would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Variable Account, the Variable Account must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

     If the counterparty defaults, the Variable Account's risk of loss consists of the net amount of payments that the Variable Account is contractually entitled to receive. The Variable Account anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

     The uses by the Variable Account of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS

     The Variable Account may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS

     During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Variable Account may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

WARRANTS

     The Variable Account may invest in warrants. Warrants are securities that give the Variable Account the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

"WHEN-ISSUED" SECURITIES

The Variable Account may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Variable Account at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Variable Account does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Variable Account will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS--OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE VARIABLE ACCOUNT'S PORTFOLIO: The Variable Account's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Variable Account's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Variable Account bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

     If the Variable Account purchases a put option on an index and the index decreases less than the value of the hedged securities, the Variable Account would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Variable Account has a position and the portfolio securities the Variable Account is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Variable Account enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Variable Account's portfolio or the intended acquisitions being hedged.

     The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

     The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

     Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Variable Account is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Variable Account in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Variable Account also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Variable Account covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Variable Account may not be fully covered. As a result, the Variable Account could be subject to risk of loss in the event of adverse market movements.

     The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Variable Account's portfolio. When the Variable Account writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Variable Account will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Variable Account's portfolio holdings or any increase in the cost of the instruments to be acquired.
     Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Variable Account will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Variable Account may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Variable Account's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Variable Account to engage in such transactions.

     RISKS OF NON-HEDGING TRANSACTIONS: The Variable Account may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Variable Account will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Variable Account may not fully protect it against risk of loss and, in any event, the Variable Account could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Variable Account may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Variable Account may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Variable Account will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Variable Account to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Variable Account to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

     With respect to the writing of straddles on securities, the Variable Account incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Variable Account with two simultaneous premiums on the same security, but involve additional risk, since the Variable Account may have an option exercised against it regardless of whether the price of the security increases or decreases.

     RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Variable Account will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Variable Account, and the Variable Account could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Variable Account has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Variable Account's ability effectively to hedge its portfolio, and could result in trading losses.

     The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

     The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Variable Account enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Variable Account or decreases in the prices of securities or other assets the Variable

Account intends to acquire. Where the Variable Account enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Variable Account to greater risk.

     POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Variable Account enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Variable Account has effected the transaction. In that event, the Variable Account might not be able to recover amounts deposited as margin, or amounts owed to the Variable Account in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Variable Account could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

     TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Variable Account.

     RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Variable Account assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Variable Account. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

     Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Variable Account makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Variable Account to respond to such events in a timely manner.

     Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

     Unlike transactions entered into by the Variable Account in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market- makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Variable Account's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Variable Account. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Variable Account could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Variable Account's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Variable Account will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Variable Account's ability to enter into desired hedging transactions. The Variable Account will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Variable Account to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Variable Account will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Variable Account enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Variable Account's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Variable Account has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

                                   APPENDIX F

                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS SERVICES

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH IBCA, DUFF & PHELPS

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates expected recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e. below 50%.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categorize below 'CCC'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'WITHDRAWN' A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                     RETIREMENT PRODUCTS AND SERVICES

                                     P.O. BOX 9133
                                     WELLESLEY HILLS, MASSACHUSETTS 02481


                                     GENERAL DISTRIBUTOR
                                     Clarendon Insurance Agency, Inc.
                                     One Sun Life Executive Park
                                     Wellesley Hills, Massachusetts 02181

                                     CUSTODIAN
                                     State Street Bank and Trust Company
                                     225 Franklin Street
                                     Boston, Massachusetts 02110

                                     AUDITORS
                                     Deloitte & Touche LLP
                                     200 Berkeley Street
COUS-13 5/02                         Boston, Massachusetts 02116

                                     PART C

                                OTHER INFORMATION

ITEM 28.   FINANCIAL STATEMENTS AND EXHIBITS

           (a) THE FOLLOWING FINANCIAL STATEMENTS ARE INCLUDED IN THIS REGISTRATION STATEMENT:

                       INCLUDED IN PART A:

           A. Condensed Financial Information - Per Accumulation Unit Income and Capital Changes.

           INCLUDED IN PART B:

           A. Financial Statements of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.*

                  1.  Statement of Condition, December 31, 2001;
                  2.  Statements of Operations, Year Ended December 31, 2001;
                  3. Statements of Changes in Net Assets, Years Ended December 31, 2000 and 2001;
                  4.  Notes to Financial Statements; and
                  5.  Independent Auditors' Report.

           B.     Financial Statements of Sun Life Assurance Company of
                  Canada (U.S.):

                  1. Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 2000 and 2001.
                  2.  Statutory Statements of Operations, Years Ended
                      December 31, 2001, 2000 and 1999.
                  3. Statutory Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 2001, 2000 and 1999.
                  4.  Statutory Statements of Cash Flow, Years Ended
                      December 31, 2001, 2000 and 1999.
                  5.  Notes to Statutory Financial Statements.
                  6.  Independent Auditors' Report.

---------------------
* Incorporated herein by reference to the Registrants' Annual Report to contract owners for the year ended December 31, 2001 filed with the SEC on February 27, 2002.

           (b) THE FOLLOWING EXHIBITS ARE INCORPORATED IN THIS REGISTRATION STATEMENT BY REFERENCE UNLESS OTHERWISE INDICATED:

                   1 Resolution of the Board of Directors of the Insurance Company dated July 21, 1982 authorizing the establishment of Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account (formerly, Government Guaranteed Variable Account) ("GSVA"), Global Governments Variable Account (formerly, Government Markets Variable Account) ("GGVA"), Total Return Variable Account ("TRVA") and Managed Sectors Variable Account ("MSVA") (collectively, the "Registrants") MMVA, HYVA, CAVA and GSVA are referred to herein collectively as the "Previous Registrants." (1)

                   2     (a)   Amended and Restated Rules and Regulations of
                               MMVA dated May 31, 2001; filed herewith.

                         (b) Amended and Restated Rules and Regulations of HYVA dated May 31, 2001; filed herewith.

                         (c) Amended and Restated Rules and Regulations of CAVA dated May 31, 2001; filed herewith.

                         (d) Amended and Restated Rules and Regulations of GSVA dated May 31, 2001; filed herewith.

                         (e) Amended and Restated Rules and Regulations of GGVA dated May 31, 2001; filed herewith.

                         (f) Amended and Restated Rules and Regulations of TRVA dated May 31, 2001; filed herewith.

                         (g) Amended and Restated Rules and Regulations of MSVA dated May 31, 2001; filed herewith.

                         (h) By-Laws of MMVA, dated May 31, 2001; filed herewith.

                         (i) By-Laws of HYVA, dated May 31, 2001; filed herewith.

                         (j) By-Laws of CAVA, dated May 31, 2001; filed herewith.

                         (k) By-Laws of GSVA, dated May 31, 2001; filed herewith.

                         (l) By-Laws of GGVA, dated May 31, 2001; filed herewith.

                         (m) By-Laws of TRVA, dated May 31, 2001; filed herewith.

                         (n) By-Laws of MSVA, dated May 31, 2001; filed herewith.

                   3     (a)   Custodian Agreement between Registrants and State
                               Street Bank and Trust Company, dated
                               July 2, 2001. (6)

                         (b) Global Custody Agreement between Registrants and Chase Manhattan Bank, dated July 2, 2001. (6)

                   4     (a)   Investment Management Agreements between
                               Massachusetts Financial Services Company and the Previous Registrants. (1)

                         (b) Investment Management Agreement between Massachusetts Financial Services Company and GMVA. (1)

                         (c) Investment Management Agreement between Massachusetts Financial Services Company and TRVA. (1)

                         (d) Investment Management Agreement between Massachusetts Financial Services Company and MSVA. (1)

                   5 Marketing Coordination Agreement between the Insurance Company, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. dated January 1, 1998; filed herewith.

                   6 Compass 2 Flexible Payment Deferred Combination Variable and Fixed Annuity Contract. (1)

                   7 Form of Application used with the Compass 2 Variable Annuity Contract filed as Exhibit 6. (1)

                   8 Certificate of Incorporation and By-Laws of the Insurance Company. (1)

                   9           Not Applicable.

                  10           Not Applicable.

                  11     (a)   Service Agreement between Sun Life Assurance
                               Company of Canada and the Insurance Company dated
                               January 18, 1971. (1)

                         (b) Master Administrative Services Agreement dated March 1, 1997, as amended and restated April 1, 1999. (3)

                         (c) Exhibit A, as revised July 19, 2001, to the Amended and Restated Master Administrative Services Agreement. (7)

                  12     (a)   Consent and Opinion of Counsel, dated April 20,
                               2000, for each of Capital Appreciation Variable
                               Account, Government Securities Variable Account,
                               Global Governments Variable Account, High Yield
                               Variable

                               Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account. (5)

                         (b) Legal Opinion Consent dated April 30, 2002; filed herewith.

                  13           Consent of Deloitte & Touche LLP; filed herewith.

                  14           None.

                  15           Not Applicable.

                  16           Not Applicable.

                  17 Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. (4)

                  Powers of attorney. (2)
                  Power of Attorney dated February 3, 2000. (5)
                  Powers of Attorney, dated May 4, 2001; filed herewith.

--------------------
(1) Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 23 to the Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on March 6, 1998.

(2) Incorporated by reference to Powers of Attorney filed as Exhibit to Registration Statement (File No. 2-79141) on Form S-6, File No. 333-94359 filed January 10, 2000, and Power of Attorney of David D. Horn filed as
     Exhibit 15(b) to Post-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000.

(3) Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 26 to the Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on April 26, 1999.

(4) Incorporated by reference to Post-Effective Amendment No. 40 for MFS Series Trust IX (File Nos. 2-5049 and 811-2464) filed with the SEC via EDGAR on August 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on April 28, 2000.

(6) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

(7) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on August 28, 2001.

ITEM 29.          DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

           NAME & PRINCIPAL                         POSITIONS & OFFICES               POSITIONS & OFFICES
           BUSINESS ADDRESS                        WITH INSURANCE COMPANY                WITH REGISTRANTS
           ----------------                        ----------------------             --------------------
           Donald A. Stewart                       Chairman and Director                    None
           150 King Street West
           Toronto, Ontario
           Canada M5H 1J9

           NAME & PRINCIPAL                         POSITIONS & OFFICES               POSITIONS & OFFICES
           BUSINESS ADDRESS                        WITH INSURANCE COMPANY                WITH REGISTRANTS
           ----------------                        ----------------------             --------------------
           C. James Prieur                         Vice Chairman and Director               President
           150 King Street West
           Toronto, Ontario
           Canada M5H 1J9

           James A. McNulty, III                   President and Director                   None
           One Sun Life Executive Park
           Wellesley Hills, MA  02481

           David D. Horn                           Director                                 Member, Board of
           Lake Street                                                                         Managers
           New Vineyard, ME  04956

           Angus A. MacNaughton                    Director                                 None
           481 Kingswood Lane
           Daneville, CA  94506

           S. Caesar Raboy                         Director                                 None
           220 Boylston Street
           Boston, MA  02110

           William W. Stinson                      Director                                 None
           1001 13th Avenue S.W.
           Calgary, Alberta
           Canada T2R 0L5

           James C. Baillie                        Director                                 None
           Torys
           Suite 300, Maritime Life Tower
           Toronto, Ontario
           Canada

           James M.A. Anderson                     Vice President, Investments              None
           One Sun Life Executive Park
           Wellesley Hills, MA  02481

           Robin L. Camara                         Vice President, Human                    None
           One Sun Life Executive Park               Resources & Administrative
           Wellesley Hills, MA  02481                Services

           Peter F. Demuth                         Vice President, Chief Strategy           None
           One Sun Life Executive Park               and Business Development
           Wellesley Hills, MA  02481                Officer

           NAME & PRINCIPAL                         POSITIONS & OFFICES               POSITIONS & OFFICES
           BUSINESS ADDRESS                        WITH INSURANCE COMPANY                WITH REGISTRANTS
           ----------------                        ----------------------             --------------------
           Mark W. DeTora                          Vice President, Individual               None
           One Sun Life Executive Park               Insurance
           Wellesley Hills, MA  02481

           Ronald J. Fernandes                     Vice President, Retirement               None
           112 Worcester Street                      Products and Services
           Wellesley Hills, MA  02481

           Ellen B. King                           Assistant Vice President and             None
           One Sun Life Executive Park               Senior Counsel and
           Wellesley Hills, MA  02481                Secretary

           Philip K. Polkinghorn                   Vice President, Retirement               None
           112 Worcester Street                      Products and Services
           Wellesley Hills, MA  02481

           Davey S. Scoon                          Vice President, and Chief                None
           One Sun Life Executive Park               Financial and Administrative
           Wellesley Hills, MA  02481                Officer & Treasurer

           Michael E. Shunney                      Vice President, Group                    None
           One Sun Life Executive Park               Insurance
           Wellesley Hills, MA  02481

           James R. Smith                          Vice President & Chief                   None
           One Sun Life Executive Park               Information Officer
           Wellesley Hills, MA  02481

           Robert P. Vrolyk                        Vice President and Actuary               None
           One Sun Life Executive Park
           Wellesley Hills, MA  02481

ITEM 30.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE
               COMPANY

               No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada.

               The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 16 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed February 14, 2002.

               None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 31.          NUMBER OF CONTRACT OWNERS (AS OF MARCH 31, 2002)

                                          NUMBER OF
                                      CONTRACT OWNERS*
                         -----------------------------------------
                         QUALIFIED                   NON-QUALIFIED
                         CONTRACTS                     CONTRACTS
                         ---------                   -------------
                           12,119                        6,244

----------------------
* Number of Compass 2 Contracts participating in the investment experience of the Variable Account.

ITEM 32.       INDEMNIFICATION

               Pursuant to Section 145 of the Delaware Corporation Law,
Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), as amended effective as of January 1, 2000 (a copy of which was filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-30844) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, By-Laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 33.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

               Incorporated herein by reference to Item 33 of Part C of Post-Effective Amendment No. 27 to the Registration Statement on Form N-3 of Money Market Variable Account, Reg. No. 2-19628.

ITEM 34.       PRINCIPAL UNDERWRITERS

               (a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of

Canada (U.S.) Variable Accounts C, D, E, G, H and I, Sun Life (N.Y.) Variable Accounts A, B and C, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account, and Managed Sectors Variable Account.

       NAME AND PRINCIPAL            POSITIONS AND OFFICES
         BUSINESS ADDRESS*              WITH UNDERWRITER
       William Franca                President
       Davey S. Scoon                Treasurer and Director
       James M. A. Anderson          Director
       Ronald J. Fernandes           Director
       James A. McNulty, III         Director
       George E. Maden               Secretary and Clerk
       William T. Evers              Assistant Secretary and Assistant Clerk
       Norton A. Goss, II            Vice President & Chief Compliance Officer
       Michael L. Gentile            Vice President
       John E. Coleman               Vice President
       Nancy C. Atherton             Tax Officer

-----------------
* The principal business address of all directors and officers of the principal underwriter, except Messrs. Fernandes and Franca, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Messrs. Fernandes and Franca is 112 Worcester Street, Wellesley Hills, MA 02481

               (b)     Inapplicable.
ITEM 35.       LOCATION OF ACCOUNTS AND RECORDS

               Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, at the offices of Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116, or at the offices of the custodian, State Street Bank and Trust Company, at either 225 Franklin Street, Boston, Massachusetts 02110 or 5-West, North Quincy, Massachusetts 02171.

ITEM 36.       MANAGEMENT SERVICES

               Registrants assert that all management-related service contracts have been described in the Prospectus or Statement of Additional Information.

ITEM 37.       UNDERTAKINGS

               The Registrant hereby undertakes:

               (a) To file a post-effective to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts be accepted;

               (b) To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

               (c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

               (d) Representation with respect to Section 26(e) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

               In imposing restrictions on withdrawals, we are relying on a no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements of which we have complied with.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrants certify that they meet all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have caused this Amendment to the Registration Statement to be signed on their behalf in the City of Boston and The Commonwealth of Massachusetts on the 25th day of April, 2002.

                                    MONEY MARKET VARIABLE ACCOUNT
                                    HIGH YIELD VARIABLE ACCOUNT
                                    CAPITAL APPRECIATION VARIABLE ACCOUNT
                                    GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                    GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                    TOTAL RETURN VARIABLE ACCOUNT
                                    MANAGED SECTORS VARIABLE ACCOUNT
                                                       (REGISTRANTS)


                                    By:       JAMES R. BORDEWICK, JR.
                                              -------------------------
                                    Name:     James R. Bordewick, Jr.
                                    Title:    Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2002.

                                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)



                                     JAMES A. MCNULTY, III
                                     ---------------------
                                     James A. McNulty, III
                                     President

     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2002.

         SIGNATURE                      TITLE

SIGNATURE                             TITLE


C. JAMES PRIEUR*                     Principal Executive Officer
-------------------------------
C. James Prieur


JAMES O. YOST*                       Principal Financial Officer and
-------------------------------
James O. Yost                           Principal Accounting Officer


SAMUEL ADAMS*                        Member of the Boards of Managers
-------------------------------
Samuel Adams


J. KERMIT BIRCHFIELD*                Member of the Boards of Managers
-------------------------------
J. Kermit Birchfield


ROBERT C. BISHOP*                    Member of the Boards of Managers
-------------------------------
Robert C. Bishop


FREDERICK H. DULLES*                 Member of the Boards of Managers
-------------------------------
Frederick H. Dulles


DAVID D. HORN*                       Member of the Boards of Managers
-------------------------------
David D. Horn


DERWYN F. PHILLIPS*                  Member of the Boards of Managers
-------------------------------
Derwyn F. Phillips


RONALD G. STEINHART*                 Member of the Boards of Managers
-------------------------------
Ronald G. Steinhart

HAVILAND WRIGHT*                     Member of the Boards of Managers
-------------------------------
Haviland Wright



                                     *By:    JAMES R. BORDEWICK, JR.
                                             ---------------------------------
                                     Name:   James R. Bordewick, Jr.
                                               as Attorney-in-fact

                                     Executed by James R. Bordewick, Jr. on
                                     behalf of those indicated pursuant to Power of Attorney dated May 4, 2001, filed herewith.

     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants and on the dates indicated.

SIGNATURE                             TITLE


JAMES A. MCNULTY, III          President and Director (Principal Executive
------------------------         Officer)
James A. McNulty, III


DAVEY S. SCOON                 Vice President, & Chief Financial and
------------------------
Davey S. Scoon                 Administrative Officer & Treasurer
                               (Principal Financial and Accounting Officer)

EDWARD M. SHEA                 Attorney-in-Fact for:
------------------------
Edward M. Shea                 Donald A. Stewart, Chairman and Director
                               C. James Prieur, Vice Chairman and Director
                               James C. Baillie, Director
                               David D. Horn, Director
                               Angus A. McNaughton, Director
                               S. Caesar Raboy, Director
                               William W. Stinson, Director

                                POWER OF ATTORNEY

                      CAPITAL APPRECIATION VARIABLE ACCOUNT
                       GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
                           HIGH YIELD VARIABLE ACCOUNT
                        MANAGED SECTORS VARIABLE ACCOUNT
                          MONEY MARKET VARIABLE ACCOUNT
                          TOTAL RETURN VARIABLE ACCOUNT

     The undersigned, Managers and officers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (each, the "Registrant"), hereby severally constitute and appoint James R. Bordewick, Jr., Stephen E. Cavan, James O. Yost and C. James Prieur, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 4th day of May, 2001.


SIGNATURES                                                    TITLE(S)
----------                                                    --------


SAMUEL ADAMS                                               Manager
-----------------------------------------
Samuel Adams


J. KERMIT BIRCHFIELD                                       Manager
-----------------------------------------
J. Kermit Birchfield


ROBERT C. BISHOP                                           Manager
-----------------------------------------
Robert C. Bishop

FREDERICK H. DULLES                                        Manager
-----------------------------------------
Frederick H. Dulles


WILLIAM R. GUTOW                                           Manager
-----------------------------------------
William R. Gutow


DAVID D. HORN                                              Manager
-----------------------------------------
David D. Horn


DERWYN F. PHILLIPS                                         Manager
-----------------------------------------
Derwyn F. Phillips


C. JAMES PRIEUR                                            Manager
-----------------------------------------
C. James Prieur


RONALD G. STEINHART                                        Manager
-----------------------------------------
Ronald G. Steinhart


HAVILAND WRIGHT                                            Manager
-----------------------------------------
Haviland Wright


JAMES O. YOST                                        Principal Financial and
-----------------------------------------            Accounting Officer
James O. Yost

                                INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION OF EXHIBIT

      2  (a)     Amended and Restated Rules and Regulations of MMVA dated May
                  31, 2001.

         (b) Amended and Restated Rules and Regulations of HYVA dated May 31, 2001.

         (c) Amended and Restated Rules and Regulations of CAVA dated May 31, 2001.

         (d) Amended and Restated Rules and Regulations of GSVA dated May 31, 2001.

         (e) Amended and Restated Rules and Regulations of GGVA dated May 31, 2001.

         (f) Amended and Restated Rules and Regulations of TRVA dated May 31, 2001.

         (g) Amended and Restated Rules and Regulations of MSVA dated May 31, 2001.

         (h)     By-Laws of MMVA, dated May 31, 2001.

         (i)     By-Laws of HYVA, dated May 31, 2001.

         (j)     By-Laws of CAVA, dated May 31, 2001.

         (k)     By-Laws of GSVA, dated May 31, 2001.

         (l)     By-Laws of GGVA, dated May 31, 2001.

         (m)     By-Laws of TRVA, dated May 31, 2001.

         (n)     By-Laws of MSVA, dated May 31, 2001.

      5          Marketing Coordination Agreement between the Insurance
                  Company, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. dated January 1, 1998.

     12  (b)     Legal Opinion Consent dated April 30, 2002.

     13          Consent of Deloitte & Touche LLP.